UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2019

Item 1. Reports to Stockholders.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
6-Month	2.64%	-2.24%	2.05%
1-Year	13.89	8.48	3.26
5-Year	4.68	3.67	3.57
10-Year	7.46	6.94	4.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

3 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	12.9%
Transportation Infrastructure	9.7
Government Appropriation	8.9
Higher Education	7.7
Marine/Aviation Facilities	7.6
Education	6.5
Sales Tax Revenue	6.4
Hospital/Healthcare	6.3
General Obligation	5.9
Casino	4.7

Portfolio holdings are subject to change. Percentages are as of January 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.6%	0.0%	0.6%
AA	15.0	2.2	17.2
A	21.6	0.0	21.6
BBB	36.8	0.4	37.2
BB or lower	19.1	4.3	23.4
Total	93.1%	6.9%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2019 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit oppenheimerfunds.com.

4 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/19

	Without Sales Charge	With Sales Charge
Class A	2.97%	2.83%
Class C	2.49	N/A
Class Y	3.14	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/19
Class A	3.45%
Class C	2.41
Class Y	4.07

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	1.85%
Class C	1.29
Class Y	2.18

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	1.84%
Class C	1.28
Class Y	2.17

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	2.64%	13.89%	4.68%	7.46%	4.51%
Class C (ONJCX)	8/29/95	2.29	13.13	3.93	6.66	3.82
Class Y (ONJYX)	11/29/10	2.76	14.14	4.87	N/A	4.42

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-2.24%	8.48%	3.67%	6.94%	4.31%
Class C (ONJCX)	8/29/95	1.29	12.13	3.93	6.66	3.82
Class Y (ONJYX)	11/29/10	2.76	14.14	4.87	N/A	4.42

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of

5 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.023 for the 22-day accrual period ended January 22, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 22, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0193 and $0.0243, respectively, for the 22-day accrual period ended January 22, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New Jersey tax rate of 46.45%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

6 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During 6 Months Ended January 31, 2019
Class A	$ 1,000.00	$ 1,026.40	$ 7.12
Class C	1,000.00	1,022.90	10.45
Class Y	1,000.00	1,027.60	5.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.20	7.10
Class C	1,000.00	1,014.92	10.41
Class Y	1,000.00	1,019.41	5.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.39%
Class C	2.04
Class Y	1.15

9 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.4%
New Jersey—82.6%
$1,000,000	Atlantic City, NJ GO1	5.000%		03/01/2037	$1,112,880
1,250,000	Atlantic City, NJ GO1	5.000		03/01/2042	1,367,987
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2033	1,077,710
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2034	1,074,360
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2035	1,071,970
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2031	2,186,260
1,665,000	Casino Reinvestment Devel. Authority of NJ	5.250		01/01/2024	1,668,813
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	3,196,830
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	3,192,060
420,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.000		01/01/2025	420,844
760,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250		01/01/2022	761,862
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2028	1,104,170
25,000	Essex County, NJ Improvement Authority[1]	4.750		11/01/2032	25,054
130,000	Essex County, NJ Improvement Authority (Newark)	5.125		04/01/2029	130,482
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250		11/01/2030	260,425
50,000	Essex County, NJ Utilities Authority[1]	5.000		04/01/2020	50,263
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565	[2]	11/01/2026	114,100
460,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation[1]	5.750		11/01/2028	557,276
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000		01/01/2040	1,036,450
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500		06/01/2041	2,856,833
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)1	5.500		09/01/2030	20,060
35,000	Monroe, NJ Municipal Utilities[1]	4.125		07/01/2019	35,063
5,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	5,011
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	486,643
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	661,398
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2047	1,132,430
3,000,000	Newark, NJ GO1	5.000		07/15/2029	3,202,320
430,000	Newark, NJ GO1	5.000		07/15/2029	457,735
1,000,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	4.000		01/01/2037	1,031,710
760,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	888,782
600,000	NJ Building Authority[1]	5.000		06/15/2028	688,986
300,000	NJ Building Authority[1]	5.000		06/15/2029	342,990
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,228,745
750,000	NJ EDA[1]	5.000		06/15/2029	795,900

10 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$3,000,000	NJ EDA[1]	5.000%		06/15/2035	$3,196,440
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,186,000
100,000	NJ EDA (Continental Airlines)	5.250		09/15/2029	108,551
2,000,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	2,257,020
70,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	70,200
350,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2038	368,491
1,000,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2050	1,043,040
525,000	NJ EDA (Golden Door Charter School)	6.250		11/01/2038	558,815
2,500,000	NJ EDA (Golden Door Charter School)	6.500		11/01/2052	2,666,900
2,655,000	NJ EDA (Harrogate)	5.875		12/01/2026	2,617,989
1,700,000	NJ EDA (Lions Gate)	5.250		01/01/2044	1,702,822
1,000,000	NJ EDA (Marion P Thomas Charter School)	5.000		10/01/2033	983,620
2,500,000	NJ EDA (Marion P Thomas Charter School)	5.250		10/01/2038	2,428,200
90,000	NJ EDA (Metromall Urban Renewal)	6.500		04/01/2031	97,462
3,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2033	3,364,710
160,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	160,342
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,518,170
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,441,046
735,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	735,823
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,401,134
2,600,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	2,887,872
1,000,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000		07/15/2047	1,051,280
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2037	531,850
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000		06/01/2042	1,092,360
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,049,450
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	62,032
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	24,336
3,000,000	NJ EDA (State Government Buildings)[1]	5.000		06/15/2047	3,133,020
20,000	NJ EDA (State Office Buildings)1	5.000		06/15/2020	20,047
3,000,000	NJ EDA (Team Academy Charter School)[1]	5.000		12/01/2048	3,144,600
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,483,520
10,650,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,453,543
1,515,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,561,692
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,289,812
275,000	NJ EDA (University Heights Charter School)	5.375		09/01/2033	283,817
765,000	NJ EDA (University Heights Charter School)	5.625		09/01/2038	787,499
1,590,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,672,362
1,485,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2035	1,552,315
1,640,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2036	1,710,815
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,014

11 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$185,000	NJ Educational Facilities Authority (Rider University)[1]	5.000%		07/01/2035	$201,400
300,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2036	325,245
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,027,100
3,250,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2047	3,446,658
2,000,000	NJ Educational Facilities Authority (William Patterson University)[1]	5.000		07/01/2047	2,221,440
5,000,000	NJ GO3	5.000		06/01/2027	5,902,125
5,000,000	NJ GO3	5.000		06/01/2028	5,827,688
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,249,090
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	5,360,454
2,000,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.000		10/01/2038	2,123,620
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000		08/15/2034	2,119,701
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)	5.000		07/01/2046	2,181,940
125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750		07/01/2033	127,064
1,425,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.500		12/01/2025	1,517,554
40,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.750		12/01/2029	42,610
870,000	NJ Hsg. & Mtg. Finance Agency[1]	3.950		11/01/2043	875,725
1,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	3.800		10/01/2032	1,011,750
2,000,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2037	2,208,360
7,400,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2046	7,390,750
3,350,000	NJ Tobacco Settlement Financing Corp.	5.250		06/01/2046	3,547,248
1,200,000	NJ Transportation Trust Fund Authority	3.726	[2]	12/15/2028	862,176
2,000,000	NJ Transportation Trust Fund Authority	4.298	[2]	12/15/2037	914,760
3,540,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	3,918,249
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,679,730
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,215,500
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	4,832,362
2,000,000	NJ Turnpike Authority[1,4]	5.000		01/01/2048	2,267,020
20,000	Passaic County, NJ Improvement Authority (Paterson Parking Deck)[1]	4.100		04/15/2019	20,020
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,045,025
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	5,969,796
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,422,790
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000		01/01/2039	1,457,784
3,650,000	South Jersey, NJ Transportation Authority	5.000		11/01/2039	3,899,076
25,000	Stratford, NJ School District	4.000		08/01/2020	25,271

12 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$55,000	Union County, NJ Improvement Authority (Linden Airport)	5.000%		03/01/2028	$55,137
					202,240,631

New York—7.6%
2,229,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,319,096
8,720,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	9,073,073
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,338,272
810,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	828,144
850,000	Port Authority NY/NJ, 206th Series[1]	5.000		11/15/2037	962,795
					18,521,380

U.S. Possessions—22.2%
10,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	10,140
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	137,280
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	272,827
1,965,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,853,329
19,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	19,212,420
2,150,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	1,217,437
3,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	1,721,250
168,097	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	108,633
168,096	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	108,632
165,099	Puerto Rico Electric Power Authority[5]	10.000		01/01/2021	106,695
165,099	Puerto Rico Electric Power Authority[5]	10.000		07/01/2021	106,695
55,033	Puerto Rico Electric Power Authority[5]	10.000		01/01/2022	35,565
55,033	Puerto Rico Electric Power Authority[5]	10.000		07/01/2022	35,565
45,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	28,069
5,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	3,131,250
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	344,437
50,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2021	31,188
90,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2025	56,137
45,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2020	45,386
100,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2023	62,375
750,000	Puerto Rico Highway & Transportation Authority, FGIC[6]	5.750		07/01/2020	581,250
575,000	Puerto Rico Infrastructure[5]	5.000		07/01/2027	86,250
4,750,000	Puerto Rico Infrastructure[5]	5.000		07/01/2037	712,500
2,610,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	391,500
975,000	Puerto Rico Infrastructure, AMBAC	6.995	[2]	07/01/2035	389,434
3,000,000	Puerto Rico Infrastructure, FGIC[6]	7.046	[2]	07/01/2042	651,690

13 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$400,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500%		10/01/2037	$81,000
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	870,713
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	96,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	94,875
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	170,844
1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	1,000,260
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	2,037,700
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,032,460
5,235,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2026	287,925
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2021	1,225,000
4,925,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2042	2,413,250
16,675,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.807	[2]	08/01/2041	4,699,182
325,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.375		08/01/2039	160,063
9,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	7,447,500
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	307,703
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	788,268
50,000	V.I. Water & Power Authority	5.000		07/01/2024	48,163
15,000	V.I. Water & Power Authority	5.000		07/01/2026	14,285
85,000	V.I. Water & Power Authority	5.000		07/01/2027	80,521
					54,293,646

Total Investments, at Value (Cost $284,833,873)—112.4%					275,055,657
Net Other Assets (Liabilities)—(12.4)					(30,244,362)
Net Assets—100.0%					$244,811,295

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.

14 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AMBAC	AMBAC Indemnity Corp.
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

15 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2019 Unaudited

Assets
Investments, at value (cost $284,833,873)—see accompanying statement of investments	$ 275,055,657

Cash	508,594

Receivables and other assets:
Interest	2,284,425
Shares of beneficial interest sold	31,812
Investments sold on a when-issued or delayed delivery basis	10,000
Other	72,194

Total assets	277,962,682

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	19,280,000
Payable for borrowings (See Note 9)	11,200,000
Investments purchased on a when-issued or delayed delivery basis	2,233,140
Dividends	184,672
Shares of beneficial interest redeemed	81,327
Trustees’ compensation	58,962
Distribution and service plan fees	41,282
Interest expense on borrowings	22,481
Shareholder communications	4,648
Other	44,875

Total liabilities	33,151,387

Net Assets	$ 244,811,295

Composition of Net Assets
Paid-in capital	$ 401,132,431

Total accumulated loss	(156,321,136)

Net Assets	$ 244,811,295

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $153,120,777 and 16,471,495 shares of beneficial interest outstanding)	$ 9.30
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$ 9.76

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,349,069 and 7,450,118 shares of beneficial interest outstanding)

$ 9.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,341,449 and 2,400,258 shares of beneficial interest outstanding)	$ 9.31

See accompanying Notes to Financial Statements.

16 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2019 Unaudited

Investment Income
Interest	$5,483,765
Expenses
Management fees	751,873

Distribution and service plan fees:
Class A	194,148
Class C	317,875

Transfer and shareholder servicing agent fees:
Class A	79,816
Class C	35,340
Class Y	12,383

Shareholder communications:
Class A	7,413
Class C	3,880
Class Y	1,616

Interest expense and fees on short-term floating rate notes issued (See Note 4)	203,884

Borrowing fees	177,383

Interest expense on borrowings	92,864

Trustees’ compensation	1,891

Custodian fees and expenses	951

Other	89,639

Total expenses	1,970,956
Net Investment Income	3,512,809
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(11,651,925)

Net change in unrealized appreciation/(depreciation) on investment transactions	14,404,663
Net Increase in Net Assets Resulting from Operations	$6,265,547

See accompanying Notes to Financial Statements.

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018[1]
Operations
Net investment income	$3,512,809	$8,858,975

Net realized loss	(11,651,925)	(17,751,789)

Net change in unrealized appreciation/(depreciation)	14,404,663	17,551,210

Net increase in net assets resulting from operations	6,265,547	8,658,396

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(2,234,334)	(5,547,022)
Class B2	—	(20,939)
Class C	(756,728)	(2,065,669)
Class Y	(375,328)	(914,187)

Total dividends and distributions declared	(3,366,390)	(8,547,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(11,685,357)	(45,576,678)
Class B2	—	(1,609,917)
Class C	(2,859,009)	(26,229,722)
Class Y	143,249	(14,241,261)

Total beneficial interest transactions	(14,401,117)	(87,657,578)

Net Assets
Total decrease	(11,501,960)	(87,546,999)

Beginning of period	256,313,255	343,860,254

End of period	$244,811,295	$ 256,313,255

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 – New Accounting Pronouncements for further details.

2. Effective June 1, 2018 all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For Six Months Ended January 31, 2019 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$6,265,547

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(28,368,567)
Proceeds from disposition of investment securities	36,951,629
Short-term investment securities, net	7,983
Premium amortization	902,779
Discount accretion	(239,163)
Net realized loss on investment transactions	11,651,925
Net change in unrealized appreciation/depreciation on investment transactions	(14,404,663)
Change in assets:
Decrease in other assets	64,028
Increase in interest receivable	(77,745)
Decrease in receivable for securities sold	2,069,742
Change in liabilities:
Increase in other liabilities	2,910
Increase in payable for securities purchased	2,233,140

Net cash provided by operating activities	17,059,545

Cash Flows from Financing Activities
Proceeds from borrowings	36,400,000
Payments on borrowings	(34,800,000)
Proceeds from shares sold	15,573,863
Payments on shares redeemed	(33,518,149)
Cash distributions paid	(433,875)

Net cash used in financing activities	(16,778,161)

Net increase in cash	281,384

Cash, beginning balance	227,210

Cash, ending balance	$508,594

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,857,314.

Cash paid for interest on borrowings—$74,564.

Cash paid for interest on short-term floating rate notes issued— $203,884.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$9.19	$9.02	$9.70	$9.34	$9.67	$9.60

Income (loss) from investment operations:
Net investment income[1]	0.14	0.29	0.38	0.43	0.48	0.52
Net realized and unrealized gain (loss)	0.10	0.16	(0.66)	0.40	(0.31)	0.07

Total from investment operations	0.24	0.45	(0.28)	0.83	0.17	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.28)	(0.40)	(0.47)	(0.50)	(0.52)

Net asset value, end of period	$9.30	$9.19	$9.02	$9.70	$9.34	$9.67

Total Return, at Net Asset Value[2]	2.64%	5.22%	(3.01)%	9.25%	1.64%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,121	$162,955	$207,958	$257,608	$263,873	$306,172

Average net assets (in thousands)	$158,255	$170,793	$231,289	$260,521	$301,779	$326,496

Ratios to average net assets:[3]
Net investment income	2.91%	3.36%	4.05%	4.55%	4.89%	5.58%
Expenses excluding specific expenses listed below	1.02%	1.07%	0.90%	0.87%	0.87%	0.83%
Interest and fees from borrowings	0.21%	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.16%	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	1.39%	1.30%	1.09%	1.13%	1.17%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.30%	1.09%	1.13%	1.17%	1.06%[5]

Portfolio turnover rate	10%	23%	9%	11%	7%	30%

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$9.20	$9.04	$9.71	$9.35	$9.68	$9.61

Income (loss) from investment operations:
Net investment income[1]	0.11	0.24	0.31	0.36	0.40	0.45
Net realized and unrealized gain (loss)	0.10	0.15	(0.64)	0.40	(0.30)	0.06

Total from investment operations	0.21	0.39	(0.33)	0.76	0.10	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.23)	(0.34)	(0.40)	(0.43)	(0.44)

Net asset value, end of period	$9.31	$9.20	$9.04	$9.71	$9.35	$9.68

Total Return, at Net Asset Value[2]	2.29%	4.41%	(3.70)%	8.54%	0.87%	5.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,349	$71,388	$97,517	$124,488	$131,468	$142,154

Average net assets (in thousands)	$70,090	$79,705	$112,466	$125,656	$142,243	$150,721

Ratios to average net assets:[3]
Net investment income	2.26%	2.70%	3.36%	3.80%	4.06%	4.83%
Expenses excluding specific expenses listed below	1.67%	1.73%	1.62%	1.61%	1.62%	1.59%
Interest and fees from borrowings	0.21%	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.16%	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	2.04%	1.96%	1.81%	1.87%	1.92%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	1.96%	1.81%	1.87%	1.92%	1.82%[5]

Portfolio turnover rate	10%	23%	9%	11%	7%	30%

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$9.20	$9.04	$9.71	$9.35	$9.68	$9.60

Income (loss) from investment operations:
Net investment income[1]	0.15	0.32	0.38	0.44	0.49	0.54
Net realized and unrealized gain (loss)	0.10	0.14	(0.63)	0.40	(0.30)	0.07

Total from investment operations	0.25	0.46	(0.25)	0.84	0.19	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.30)	(0.42)	(0.48)	(0.52)	(0.53)

Net asset value, end of period	$9.31	$9.20	$9.04	$9.71	$9.35	$9.68

Total Return, at Net Asset Value[2]	2.76%	5.35%	(2.83)%	9.51%	1.79%	6.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,341	$21,970	$36,708	$28,817	$23,579	$23,842

Average net assets (in thousands)	$24,579	$26,034	$32,570	$23,906	$25,005	$20,998

Ratios to average net assets:[3]
Net investment income	3.15%	3.61%	4.10%	4.66%	5.02%	5.71%
Expenses excluding specific expenses listed below	0.78%	0.83%	0.73%	0.71%	0.72%	0.69%
Interest and fees from borrowings	0.21%	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.16%	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	1.15%	1.06%	0.92%	0.97%	1.02%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.06%	0.92%	0.97%	1.02%	0.92%[5]

Portfolio turnover rate	10%	23%	9%	11%	7%	30%

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $148,324,284, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$264,941,769[1]

Gross unrealized appreciation	$11,434,795

Gross unrealized depreciation	(21,217,261)

Net unrealized depreciation	$(9,782,466)

1. The Federal tax cost of securities does not include cost of $19,896,354, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$202,240,631	$—	$202,240,631
New York	—	18,521,380	—	18,521,380
U.S. Possessions	—	54,293,646	—	54,293,646

Total Assets	$—	$275,055,657	$—	$275,055,657

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the

Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $29,167,424 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $19,280,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-1 Trust	10.560%	6/1/27	$2,152,125
1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-2 Trust	10.560	6/1/28	2,077,688
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	11.105	5/1/29	2,300,025
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	11.120	5/1/30	1,934,796
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	11.120	5/1/38	1,422,790

				$9,887,424

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $19,280,000 or 6.94% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$ 2,233,140
Sold securities	10,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$36,617,727
Market Value	$19,898,916
Market Value as % of Net Assets	8.13%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	581,806	$5,386,613	1,247,452	$10,931,851
Dividends and/or distributions reinvested	196,948	1,828,748	544,997	4,746,712
Redeemed	(2,039,417)	(18,900,718)	(7,103,366)	(61,255,241)
Net decrease	(1,260,663)	$(11,685,357)	(5,310,917)	$(45,576,678)

Class B
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	2,409	20,887
Redeemed[1]	—	—	(187,602)	(1,630,804)
Net decrease	—	$—	(185,193)	$(1,609,917)

Class C
Sold	308,514	$2,859,929	403,037	$3,471,733
Dividends and/or distributions reinvested	72,386	673,170	216,093	1,882,421
Redeemed	(688,825)	(6,392,108)	(3,652,882)	(31,583,876)
Net decrease	(307,925)	$(2,859,009)	(3,033,752)	$(26,229,722)

Class Y
Sold	772,861	$7,199,257	808,666	$7,129,287
Dividends and/or distributions reinvested	38,242	355,396	97,328	848,879
Redeemed	(798,706)	(7,411,404)	(2,581,033)	(22,219,427)
Net increase (decrease)	12,397	$143,249	(1,675,039)	$(14,241,261)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$28,368,567	$36,951,629

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	3,347
Accumulated Liability as of January 31, 2019	24,416

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.15% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2019	$8,753	$—	$209

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4

(Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.6263% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.18% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.6263%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$7,607,609
Average Daily Interest Rate	2.359%
Fees Paid	$52,001
Interest Paid	$74,564

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$59,093

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

10. Pending Acquisition (Continued)

meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

11. Subsequent Event

On February 4, 2019, the United States District Court for the District of Puerto Rico confirmed the Third Amended Title III Plan of Adjustment of Puerto Rico Sales Tax Financing Corporation (“COFINA”). As a result, during February 2019 the Fund received a combination of newly issued COFINA bonds and cash in exchange for legacy COFINA bonds. The resulting impact to the Fund’s net assets was less than 0.50%.

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Elizabeth Mossow, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New Jersey category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New Jersey category funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT, which will also be available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester New Jersey Municipal Fund	10/23/18	98.6%	0.0%	1.4%
Oppenheimer Rochester New Jersey Municipal Fund	1/22/18	78.7%	0.0%	21.3%

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers	Joel W. Motley, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Brian F. Wruble, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

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RS0395.001.0119 March 25, 2019

Semiannual Report 1/31/2019 Oppenheimer Rochester® Pennsylvania Municipal Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
6-Month	2.65%	-2.23%	2.05%
1-Year	12.57	7.22	3.26
5-Year	6.01	4.98	3.57
10-Year	8.43	7.90	4.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

3 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Education	13.9%
Higher Education	13.1
U.S. Government Obligations	8.9
General Obligation	8.8
Tobacco Master Settlement Agreement	8.0
Hospital/Healthcare	7.2
Highways/Commuter Facilities	6.2
Adult Living Facilities	3.7
Marine/Aviation Facilities	3.7
Student Housing	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	2.5%	2.5%
AA	18.0	0.0	18.0
A	33.1	0.0	33.1
BBB	18.8	3.4	22.2
BB or lower	15.4	8.8	24.2
Total	85.3%	14.7%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2019 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

4 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/19

	Without Sales Charge	With Sales Charge
Class A	3.44%	3.27%
Class C	2.97	N/A
Class Y	3.61	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/19
Class A	4.56%
Class C	3.63
Class Y	5.20

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	2.61%
Class C	2.08
Class Y	2.98

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	2.59%
Class C	2.07
Class Y	2.97

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	2.65%	12.57%	6.01%	8.43%	5.57%
Class C (OPACX)	8/29/95	2.31	11.87	5.25	7.63	4.34
Class Y (OPAYX)	11/29/10	2.87	12.94	6.22	N/A	5.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-2.23%	7.22%	4.98%	7.90%	5.39%
Class C (OPACX)	8/29/95	1.31	10.87	5.25	7.63	4.34
Class Y (OPAYX)	11/29/10	2.87	12.94	6.22	N/A	5.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

5 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.030 for the 22-day accrual period ended January 22, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 22, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0259 and $0.0315, respectively, for the 22-day accrual period ended January 22, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and Pennsylvania tax rate of 42.73%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During 6 Months Ended January 31, 2019
Class A	$1,000.00	$1,026.50	$6.35
Class C	1,000.00	1,023.10	9.68
Class Y	1,000.00	1,028.70	5.07

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.95	6.33
Class C	1,000.00	1,015.68	9.65
Class Y	1,000.00	1,020.21	5.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.24%
Class C	1.89
Class Y	0.99

9 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.5%
Pennsylvania—85.8%
$30,000	Aliquippa, PA School District[1]	4.000%	12/01/2030	$30,045
1,750,000	Aliquippa, PA School District[1]	4.000	12/01/2041	1,785,472
11,500,000	Allegheny County, PA GO1	5.000	11/01/2041	12,836,530
4,960,000	Allegheny County, PA GO1	5.000	11/01/2043	5,639,619
12,500,000	Allegheny County, PA HDA (Allegheny Health Network)[1]	5.000	04/01/2047	13,589,875
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	35,646
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	162,914
830,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	888,457
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,272,634
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,027,270
615,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2037	657,429
1,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2047	1,586,580
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,338,875
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,790,707
5,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	5,585
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,235,580
800,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	828,120
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,544,055
630,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	631,279
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,226,923
430,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	430,335
300,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	310,119
10,955,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	10,652,094
1,560,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,577,144
1,210,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,224,363
1,565,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,583,655
1,250,000	Allentown, PA City School District[1]	5.000	06/01/2036	1,382,075
1,255,000	Allentown, PA City School District[1]	5.000	06/01/2037	1,381,617
4,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.375	05/01/2042	4,062,240

10 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$375,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000%	05/15/2037	$395,775
500,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2042	523,070
600,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2047	625,566
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/CHH/JH/PHospital/PottsH Obligated Group)[2]	5.000	11/01/2047	14,554,158
6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500	11/01/2031	6,667,018
6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500	11/01/2031	6,667,017
15,000	Bethlehem, PA Area School District[1]	5.000	10/15/2020	15,100
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,419,850
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,939,787
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	480,960
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,762,411
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,065,225
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,280,160
2,830,000	Cheltenham Township, PA GO1	4.000	07/01/2048	2,859,121
2,000,000	Chester County, PA H&EFA (Main Line Health System)[1]	5.000	10/01/2052	2,214,460
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,041,990
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,062,790
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,279,365
2,430,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2029	2,501,758
3,500,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2033	3,557,820
2,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	2,341,555
1,000,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2045	988,390
2,750,000	Cumberland County, PA Municipal Authority (Asbury)[1]	5.250	01/01/2041	2,794,275
1,565,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)[1]	5.000	07/01/2031	1,665,410
3,210,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)[1]	5.000	07/01/2035	3,369,344
5,225,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	5,032,302

11 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,750,000	Delaware County, PA Authority (Elwyn/ElwynNJ/ElwynCA/Family Support Services Obligated Group)[1]	5.000%		06/01/2037	$1,861,318
60,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375		11/15/2023	61,746
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,207,512
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2031	1,542,990
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2035	2,462,063
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,291,013
1,980,000	Delaware County, PA IDA (Chester Fund for Education & the Arts)[1]	5.125		06/01/2046	1,930,124
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	1,057,400
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	883,689
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,121,819
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,302,063
75,000	Erie, PA City School District[1]	5.250		03/01/2039	75,191
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,270,965
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,031,160
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,632,023
1,280,000	Erie, PA Water Authority[1]	5.000		12/01/2043	1,457,818
5,000,000	Erie, PA Water Authority[1]	5.000		12/01/2049	5,607,250
760,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	765,335
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,150,421
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2023	3,607,272
2,747,774	Lehigh County, PA GPA (Kidspeace)[1]	0.000	[3]	02/01/2044	884,371
2,721,970	Lehigh County, PA GPA (Kidspeace)[4]	7.500		02/01/2044	544
3,437,102	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM/IRSch Obligated Group)[1,5]	7.500		02/01/2044	3,361,348
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,252,850
4,000,000	Montgomery County, PA HEHA (Thomas Jefferson University)[1]	5.000		09/01/2048	4,409,160
11,075,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ASCS/AMS Obligated Group)[1]	5.000		11/15/2036	11,963,658
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	338,925

12 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)[1]	5.000%	11/01/2047	$5,036,715
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	3,043,927
2,250,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	10/01/2036	2,441,858
7,785,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network)[1]	4.000	08/15/2048	7,652,344
14,826,610	Northampton County, PA IDA (Northampton Generating)[6,7,8]	5.000	12/31/2023	4,447,983
3,136,043	Northampton County, PA IDA (Northampton Generating)[6,7,8]	5.000	12/31/2023	940,813
4,500,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	5,051,925
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,166,800
8,500,000	PA EDFA (PA Bridges Finco)[1]	5.000	06/30/2042	9,090,410
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,080,340
17,715,000	PA Geisinger Authority Health System[2]	5.000	02/15/2045	19,626,464
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	513,418
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,163,920
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,700,935
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,342,575
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	828,203
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,776,750
40,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	40,110
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,555,792
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,324,720
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,802,900
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,947,698
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,519,168
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,052,710
1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,039,560
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,243,650
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,732,155
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,688,800
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,183,120
250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	264,563
4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2032	5,042,183
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2029	1,141,110
3,750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2027	4,338,750

13 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$8,795,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000%		06/01/2032	$9,921,727
4,800,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	5,309,664
200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	241,966
500,000	PA Turnpike Commission[1]	5.000		12/01/2030	570,890
1,000,000	PA Turnpike Commission[1]	5.000		12/01/2031	1,135,770
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,213,360
1,050,000	PA Turnpike Commission[1]	5.000		12/01/2035	1,195,131
6,000,000	PA Turnpike Commission[1]	5.000		12/01/2048	6,691,260
4,100,000	PA Turnpike Commission[1]	5.500	[3]	12/01/2034	4,378,677
900,000	PA Turnpike Commission[1]	5.500	[3]	12/01/2034	961,173
5,000,000	PA Turnpike Commission[1]	5.500		12/01/2042	5,730,650
2,820,000	PA Turnpike Commission[1]	6.000	[3]	12/01/2034	3,036,914
610,000	PA Turnpike Commission[1]	6.000	[3]	12/01/2034	656,921
570,000	PA Turnpike Commission[1]	6.000	[3]	12/01/2034	613,844
10,000,000	PA Turnpike Commission[1]	6.375	[3]	12/01/2038	12,330,400
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,197,260
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	1,999,306
1,430,000	Pennsylvania State University[1]	5.000		09/01/2041	1,627,669
2,500,000	Pennsylvania State University[1]	5.000		09/01/2047	2,859,250
18,700,000	Philadelphia, PA Airport, Series B1	5.000		07/01/2047	20,470,703
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	1,905,350
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	452,205
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	503,640
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	1,015,260
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	509,395
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,094,529
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625		06/15/2042	4,077,240
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250		05/01/2033	1,397,149
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750		06/15/2033	2,146,880
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000		06/15/2043	3,323,110
13,365,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/ AMH/LHosp/AriaH/AHSys Obligated Group)[1]	5.000		09/01/2047	14,626,522

14 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,165,000	Philadelphia, PA Authority for Industrial Devel. (University Plaza Associates)[1]	5.000%	12/01/2058	$4,387,869
2,780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,782,307
3,620,000	Philadelphia, PA Gas Works[1]	5.000	08/01/2047	3,974,072
3,500,000	Philadelphia, PA GO1	5.000	08/01/2035	3,959,655
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,704,585
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	250,780
1,300,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2039	1,430,676
2,415,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2042	2,648,724
3,335,000	Philadelphia, PA Hsg. Authority (PHA Headquarters)[1]	5.000	05/01/2047	3,635,417
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,007,800
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,062
20,000	Philadelphia, PA School District[1]	4.375	06/01/2034	20,037
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2028	11,492,100
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2029	11,433,400
1,000,000	Philadelphia, PA School District[1]	5.000	09/01/2032	1,123,300
1,895,000	Philadelphia, PA Water & Wastewater[1]	5.000	10/01/2052	2,105,648
7,000,000	Philadelphia, PA Water & Wastewater[1]	5.000	10/01/2053	7,805,280
2,665,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,694,661
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000	07/01/2041	4,393,840
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	917,964
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,958,169
1,500,000	Reading, PA School District[1]	5.000	03/01/2037	1,689,630
1,500,000	Reading, PA School District[1]	5.000	03/01/2038	1,683,960
820,000	Scranton, PA School District[1]	5.000	12/01/2034	923,263
750,000	Scranton, PA School District[1]	5.000	12/01/2035	840,188
1,350,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2038	1,461,861
2,000,000	Westmoreland County, PA Municipal Authority[1]	5.000	08/15/2038	2,234,360
2,600,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2034	2,921,854
2,125,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2036	2,370,629
110,000	York County, PA IDA (York Water)[1]	4.750	10/01/2036	110,100

				540,350,317

U.S. Possessions—20.7%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	709,786
185,000	Guam Power Authority, Series A1	5.000	10/01/2023	202,969
235,000	Guam Power Authority, Series A1	5.000	10/01/2024	258,086
420,000	Guam Power Authority, Series A1	5.000	10/01/2030	458,350
470,000	Northern Mariana Islands Commonwealth, Series A	5.000	10/01/2022	457,512
1,155,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,089,361

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$855,000	Northern Mariana Islands Ports Authority, Series A	6.600%		03/15/2028	$850,810
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	2,737,500
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	749,250
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,357,800
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	954,750
1,980,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	1,900,800
17,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	17,190,060
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153	[9]	05/15/2050	7,080,896
626,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[9]	05/15/2057	22,673,035
2,185,000	Puerto Rico Commonwealth GO4	5.000		07/01/2029	1,237,256
7,405,000	Puerto Rico Commonwealth GO, AGC[1]	5.125		07/01/2030	7,626,409
9,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	5,073,750
120,000	Puerto Rico Commonwealth GO4	5.750		07/01/2038	67,650
3,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	1,623,750
15,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	15,525
790,000	Puerto Rico Commonwealth GO4	6.000		07/01/2028	451,288
1,250,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	717,187
9,745,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	5,566,831
403,060	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	260,478
403,059	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	260,477
336,338	Puerto Rico Electric Power Authority[4]	10.000		01/01/2021	217,358
336,339	Puerto Rico Electric Power Authority[4]	10.000		07/01/2021	217,359
112,113	Puerto Rico Electric Power Authority[4]	10.000		01/01/2022	72,453
112,113	Puerto Rico Electric Power Authority[4]	10.000		07/01/2022	72,453
1,435,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2024	898,669
6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	6,020,580
1,450,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2032	904,438
2,445,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	1,531,181
725,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2022	452,219
1,000,000	Puerto Rico Highway & Transportation Authority[4]	5.300		07/01/2035	675,000
10,000	Puerto Rico Highway & Transportation Authority, Series A4	5.000		07/01/2038	2,975
325,000	Puerto Rico Highway & Transportation Authority, Series H4	5.000		07/01/2028	96,688
270,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	40,500
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	283,500
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	1,170,313
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	120,000
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	175,519
1,265,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2019	803,275
2,070,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	1,164,375
1,500,000	Puerto Rico Public Buildings Authority[4]	6.500		07/01/2030	937,500
1,000,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	625,000
3,000,000	Puerto Rico Public Buildings Authority[4]	10.000		07/01/2034	1,897,500
1,000,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[10]	07/01/2035	1,056,950
1,015,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	631,838
5,725,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	314,875

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$950,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500%		08/01/2042	$465,500
20,130,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	16,657,575
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,008,550
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	1,209,000
2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	2,290,625
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[9]	05/15/2035	614,007
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[9]	05/15/2035	1,055,262
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[9]	05/15/2035	1,779,960
1,475,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,477,434

					130,511,997
Total Investments, at Value (Cost $695,007,857)—106.5%					670,862,314
Net Other Assets (Liabilities)—(6.5)					(41,004,561)
Net Assets—100.0%					$629,857,753

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. Interest or dividend is paid-in-kind, when applicable.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AHlth	Abington Health
AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMBAC	AMBAC Indemnity Corp.
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health
ARLC	ACTS Retirement-Life Communities, Inc.

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
BHospital	Brandywine Hospital
CHH	Chestnut Hill Hospital
EDFA	Economic Devel. Finance Authority
ElwynCA	Elwyn New Jersey
ElwynNJ	Elwyn New Jersey
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
IDA	Industrial Devel. Agency
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
RHosp	Reading Hospital
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
THlth	Tower Health
TJU	Thomas Jefferson University

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2019 Unaudited

Assets

Investments, at value (cost $695,007,857)—see accompanying statement of investments	$670,862,314

Cash	621,967

Receivables and other assets:
Interest	6,953,199
Shares of beneficial interest sold	1,055,120
Investments sold on a when-issued or delayed delivery basis	47,038
Other	135,653

Total assets	679,675,291

Liabilities

Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	32,855,000
Payable for borrowings (See Note 9)	15,700,000
Dividends	556,190
Shares of beneficial interest redeemed	403,089
Distribution and service plan fees	107,940
Trustees’ compensation	106,723
Interest expense on borrowings	32,954
Shareholder communications	6,636
Other	49,006

Total liabilities	49,817,538

Net Assets	$629,857,753

Composition of Net Assets

Paid-in capital	$774,313,818

Total accumulated loss	(144,456,065)

Net Assets	$629,857,753

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $415,094,521 and 39,568,057 shares of beneficial interest outstanding)	$10.49

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,520,587 and 15,057,302 shares of beneficial interest outstanding)	$10.46

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $57,242,645 and 5,453,267 shares of beneficial interest outstanding)	$10.50

See accompanying Notes to Financial Statements.

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2019 Unaudited

Investment Income

Interest	$17,386,187
Expenses

Management fees	1,681,612

Distribution and service plan fees:
Class A	509,213
Class C	719,205

Transfer and shareholder servicing agent fees:
Class A	210,671
Class C	80,014
Class Y	26,995

Shareholder communications:
Class A	9,914
Class C	4,828
Class Y	1,174

Interest expense and fees on short-term floating rate notes issued (See Note 4)	462,353

Borrowing fees	336,322

Interest expense on borrowings	161,311

Trustees’ compensation	4,666

Custodian fees and expenses	2,678

Other	174,734

Total expenses	4,385,690

Net Investment Income	13,000,497

Realized and Unrealized Gain (Loss)

Net realized loss on investment transactions	(35,964,892)

Net change in unrealized appreciation/(depreciation) on investment transactions	39,181,078

Net Increase in Net Assets Resulting from Operations	$16,216,683

See accompanying Notes to Financial Statements.

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018[1]

Operations

Net investment income	$13,000,497	$26,072,945

Net realized loss	(35,964,892)	(39,669,100)

Net change in unrealized appreciation/(depreciation)	39,181,078	31,315,112

Net increase in net assets resulting from operations	16,216,683	17,718,957

Dividends and/or Distributions to Shareholders

Dividends and distributions declared:
Class A	(7,329,799)	(18,501,626)
Class B2	—	(37,707)
Class C	(2,264,724)	(6,124,203)
Class Y	(1,006,385)	(2,018,635)

Total dividends and distributions declared	(10,600,908)	(26,682,171)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(11,839,645)	(71,558,257)
Class B2	—	(2,593,497)
Class C	(5,571,836)	(35,340,354)
Class Y	6,936,720	(3,952,301)

Total beneficial interest transactions	(10,474,761)	(113,444,409)
Net Assets

Total decrease	(4,858,986)	(122,407,623)

Beginning of period	634,716,739	757,124,362

End of period	$629,857,753	$634,716,739

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Notes 2 — New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 31, 2019 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$16,216,683

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(119,123,497)
Proceeds from disposition of investment securities	140,757,521
Short-term investment securities, net	271,704
Premium amortization	2,142,900
Discount accretion	(4,653,280)
Net realized loss on investment transactions	35,964,892
Net change in unrealized appreciation/depreciation on investment transactions	(39,181,078)
Change in assets:
Decrease in other assets	113,845
Increase in interest receivable	(295,738)
Decrease in receivable for securities sold	4,785,560
Change in liabilities:
Decrease in other liabilities	(25,363)

Net cash provided by operating activities	36,974,149
Cash Flows from Financing Activities
Proceeds from borrowings	109,100,000
Payments on borrowings	(108,500,000)
Payments/proceeds on short-term floating rate notes issued	(15,710,000)
Proceeds from shares sold	32,479,188
Payments on shares redeemed	(52,674,396)
Cash distributions paid	(1,292,625)

Net cash used in financing activities	(36,597,833)

Net increase in cash	376,316

Cash, beginning balance	245,651

Cash, ending balance	$621,967

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $9,100,489.

Cash paid for interest on borrowings—$146,479.

Cash paid for interest on short-term floating rate notes issued—$462,353.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.40	$10.44	$10.67	$10.49	$10.38	$10.53

Income (loss) from investment operations:
Net investment income[1]	0.22	0.41	0.47	0.59	0.63	0.67
Net realized and unrealized gain (loss)	0.05	(0.03)	(0.16)	0.20	0.09	(0.22)

Total from investment operations	0.27	0.38	0.31	0.79	0.72	0.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.42)	(0.54)	(0.61)	(0.61)	(0.60)

Net asset value, end of period	$10.49	$10.40	$10.44	$10.67	$10.49	$10.38

Total Return, at Net Asset Value[2]	2.65%	3.84%	2.96%	7.84%	6.98%	4.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,094	$423,210	$500,340	$526,247	$552,146	$586,870

Average net assets (in thousands)	$417,820	$443,594	$509,600	$537,284	$589,000	$624,096

Ratios to average net assets:[3]
Net investment income	4.24%	4.09%	4.50%	5.59%	5.93%	6.60%
Expenses excluding specific expenses listed below	0.93%	0.97%	0.83%	0.80%	0.77%	0.76%
Interest and fees from borrowings	0.16%	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	1.24%	1.18%	1.00%	0.97%	0.95%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.18%	1.00%	0.97%	0.95%	1.03%[5]

Portfolio turnover rate	18%	13%	20%	6%	12%	6%

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.37	$10.42	$10.64	$10.47	$10.36	$10.51

Income (loss) from investment operations:
Net investment income[1]	0.19	0.34	0.40	0.51	0.55	0.60
Net realized and unrealized gain (loss)	0.05	(0.04)	(0.15)	0.19	0.09	(0.22)

Total from investment operations	0.24	0.30	0.25	0.70	0.64	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.35)	(0.47)	(0.53)	(0.53)	(0.53)

Net asset value, end of period	$10.46	$10.37	$10.42	$10.64	$10.47	$10.36

Total Return, at Net Asset Value[2]	2.31%	3.07%	2.23%	7.06%	6.19%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,521	$161,664	$199,497	$220,769	$226,296	$236,269

Average net assets (in thousands)	$158,673	$173,445	$209,822	$221,129	$239,680	$255,808

Ratios to average net assets:[3]
Net investment income	3.58%	3.43%	3.79%	4.84%	5.17%	5.84%
Expenses excluding specific expenses listed below	1.58%	1.62%	1.56%	1.55%	1.52%	1.52%
Interest and fees from borrowings	0.16%	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	1.89%	1.83%	1.73%	1.72%	1.70%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.83%	1.73%	1.72%	1.70%	1.79%[5]

Portfolio turnover rate	18%	13%	20%	6%	12%	6%

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$10.40	$10.45	$10.68	$10.50	$10.38	$10.53

Income (loss) from investment operations:
Net investment income[1]	0.24	0.44	0.47	0.60	0.65	0.69
Net realized and unrealized gain (loss)	0.05	(0.05)	(0.14)	0.20	0.10	(0.22)

Total from investment operations	0.29	0.39	0.33	0.80	0.75	0.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.44)	(0.56)	(0.62)	(0.63)	(0.62)

Net asset value, end of period	$10.50	$10.40	$10.45	$10.68	$10.50	$10.38

Total Return, at Net Asset Value[2]	2.87%	3.98%	3.14%	7.99%	7.23%	4.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,243	$49,843	$54,584	$30,357	$29,137	$26,322

Average net assets (in thousands)	$53,595	$45,899	$39,973	$28,378	$30,378	$28,437

Ratios to average net assets:[3]
Net investment income	4.48%	4.33%	4.53%	5.73%	6.07%	6.75%
Expenses excluding specific expenses listed below	0.68%	0.72%	0.65%	0.65%	0.62%	0.62%
Interest and fees from borrowings	0.16%	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	0.99%	0.93%	0.82%	0.82%	0.80%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.93%	0.82%	0.82%	0.80%	0.89%

Portfolio turnover rate	18%	13%	20%	6%	12%	6%

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses with no expiration will be carried forward to future years if not offset by gains.

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

At period end, it is estimated that the capital loss carryforwards would be $124,771,586, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$661,043,333[1]

Gross unrealized appreciation	$21,918,845
Gross unrealized depreciation	(46,064,388)

Net unrealized depreciation	$(24,145,543)

1. The Federal tax cost of securities does not include cost of $33,964,524, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$534,961,521	$5,388,796	$540,350,317
U.S. Possessions	—	130,511,997	—	130,511,997

Total Assets	$—	$665,473,518	$5,388,796	$670,862,314

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $18,685,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $47,514,657 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $32,855,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 4,465,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group) Tender Option Bond Series 2018-XF2533 Trust[3]	8.675%	11/1/47	$5,619,158
3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	12.643	11/1/31	3,584,035
3,545,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0602 Trust	17.180	2/15/45	5,456,464

				$14,659,657

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $32,855,000 or 4.83% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$47,038

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$61,550,001
Market Value	$44,221,442
Market Value as % of Net Assets	7.02%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	1,227,573	$12,831,678	3,264,565	$32,744,691
Dividends and/or distributions reinvested	585,114	6,129,049	1,583,701	15,894,703
Redeemed	(2,944,886)	(30,800,372)	(12,061,229)	(120,197,651)

Net decrease	(1,132,199)	$(11,839,645)	(7,212,963)	$(71,558,257)

Class B
Sold	—	$—	34	$343
Dividends and/or distributions reinvested	—	—	3,459	34,714
Redeemed[1]	—	—	(262,554)	(2,628,554)

Net decrease	—	$—	(259,061)	$(2,593,497)

Class C
Sold	653,221	$6,811,154	1,216,982	$12,191,245
Dividends and/or distributions reinvested	196,433	2,051,755	562,752	5,632,066
Redeemed	(1,382,169)	(14,434,745)	(5,343,607)	(53,163,665)

Net decrease	(532,515)	$(5,571,836)	(3,563,873)	$(35,340,354)

Class Y
Sold	1,279,045	$13,385,730	2,307,383	$23,263,618
Dividends and/or distributions reinvested	87,769	919,685	185,867	1,870,127
Redeemed	(704,163)	(7,368,695)	(2,926,787)	(29,086,046)

Net increase (decrease)	662,651	$6,936,720	(433,537)	$(3,952,301)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities (Continued)

obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$119,123,497	$140,757,521

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,676
Accumulated Liability as of January 31, 2019	41,407

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing that share class, maintaining accounts

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.15% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2019	$31,742	$—	$3,686

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.6263% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.13% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.6263%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$13,262,500
Average Daily Interest Rate	2.369%
Fees Paid	$104,002
Interest Paid	$146,479

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$123,478

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

10. Pending Acquisition (Continued)

record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

11. Subsequent Event

On February 4, 2019, the United States District Court for the District of Puerto Rico confirmed the Third Amended Title III Plan of Adjustment of Puerto Rico Sales Tax Financing Corporation (“COFINA”). As a result, during February 2019 the Fund received a combination of newly issued COFINA bonds and cash in exchange for legacy COFINA bonds. The resulting impact to the Fund’s net assets was less than 0.50%.

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Charles Pulire, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Pennsylvania category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Pennsylvania funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group and category median. The Board also noted that the Fund’s total expenses were higher than its peer group and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT, which will also be available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Pennsylvania Municipal Fund	9/25/18	90.7%	0.0%	9.3%

Oppenheimer Rochester Pennsylvania Municipal Fund	10/23/18	88.8%	0.0%	11.2%

Oppenheimer Rochester Pennsylvania Municipal Fund	12/31/18	93.2%	0.0%	6.8%

Oppenheimer Rochester Pennsylvania Municipal Fund	1/22/19	75.7%	0.0%	24.3%

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Joel W. Motley, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Brian F. Wruble, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0740.001.0119 March 25, 2019

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
6-Month	1.36%	-3.46%	2.05%
1-Year	9.40	4.20	3.26
5-Year	7.65	6.60	3.57
10-Year	10.15	9.61	4.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

3 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	16.3%
Sales Tax Revenue	7.6
General Obligation	7.4
Education	6.5
Adult Living Facilities	6.4
Special Assessment	5.2
Marine/Aviation Facilities	5.0
Tax Increment Financing (TIF)	4.7
Sewer Utilities	4.6
Hospital/Healthcare	4.4

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	5.0%	2.3%	7.3%
AA	19.5	0.2	19.7
A	7.2	0.0	7.2
BBB	10.9	2.6	13.5
BB or lower	22.0	30.3	52.3
Total	64.6%	35.4%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2019 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit oppenheimerfunds.com.

4 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/19

	Without Sales Charge	With Sales Charge
Class A	4.63%	4.41%
Class C	4.17	N/A
Class Y	4.81	N/A

TAXABLE EQUIVALENT YIELDS

As of 1/31/19
Class A	5.41%
Class C	4.63
Class Y	6.06

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	3.41%
Class C	2.92
Class Y	3.82

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/19
Class A	3.40%
Class C	2.91
Class Y	3.81

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	1.36%	9.40%	7.65%	10.15%	4.71%
Class C (ORNCX)	8/29/95	1.04	8.73	6.89	9.34	4.02
Class Y (ORNYX)	11/29/10	1.63	9.83	7.88	N/A	7.61

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/19
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	-3.46%	4.20%	6.60%	9.61%	4.51%
Class C (ORNCX)	8/29/95	0.05	7.73	6.89	9.34	4.02
Class Y (ORNYX)	11/29/10	1.63	9.83	7.88	N/A	7.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of

5 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.028 for the 22-day accrual period ended January 22, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 22, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0252 and $0.0291, respectively, for the 22-day accrual period ended January 22, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency

6 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During 6 Months Ended January 31, 2019
Class A	$ 1,000.00	$ 1,013.60	$ 6.57
Class C	1,000.00	1,010.40	9.88
Class Y	1,000.00	1,016.30	5.30

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.70	6.58
Class C	1,000.00	1,015.43	9.90
Class Y	1,000.00	1,019.96	5.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2019 are as follows:

Class	Expense Ratios
Class A	1.29%
Class C	1.94
Class Y	1.04

9 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—114.8%
Alabama—5.0%
$5,000,000	AL Economic Settlement Authority (BP Exploration & Production)[1]	4.000%		09/15/2033	$5,196,200
2,710,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2028	3,136,147
2,380,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2029	2,738,547
1,700,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2036	1,962,735
1,535,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2037	1,764,191
1,575,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2038	1,803,312
5,190,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2043	5,875,184
3,140,000	Birmingham-Jefferson, AL Civic Center Authority[1]	4.000		07/01/2043	3,169,359
1,365,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		05/01/2035	1,573,149
1,170,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		05/01/2036	1,342,329
12,870,000	Birmingham-Jefferson, AL Civic Center Authority[2]	5.000		05/01/2048	14,432,537
18,120,000	Birmingham-Jefferson, AL Civic Center Authority[2]	5.000		07/01/2048	20,122,758
10,500,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		07/01/2048	11,660,565
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	4,932,540
21,895,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2039	19,274,387
20,045,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	17,799,760
30,000,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	26,253,000
17,500,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	15,539,825
44,050,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	38,495,295
5,000,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	5,514,400
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	60,300,320
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	29,829,250
8,000,000	Lower AL Gas District[1]	5.000		09/01/2046	9,358,400
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	506,480
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,314,781
					303,895,451

Alaska—0.3%
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,5]	5.875		12/01/2027	82,500
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,5]	6.000		12/01/2036	25,000
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	1,988,959
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,537,864
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,198,101
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,298,620
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	10,754,374
					18,885,418

Arizona—2.1%
1,165,000	AZ IDA (Academies of Mathematics & Science)[1]	5.500		07/01/2038	1,183,593
2,250,000	AZ IDA (Academies of Mathematics & Science)[1]	5.625		07/01/2048	2,280,667
3,500,000	AZ IDA (Academies of Mathematics & Science)[1]	5.750		07/01/2053	3,553,060
2,515,000	AZ IDA (Accel Schools)[1]	5.125		08/01/2038	2,470,887
3,945,000	AZ IDA (Accel Schools)[1]	5.250		08/01/2048	3,858,171

10 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$580,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.500%	07/01/2037	$569,438
680,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.750	07/01/2047	669,671
645,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.875	07/01/2052	637,054
1,415,000	AZ IDA (Mater Academy of Nevada)[1]	5.250	12/15/2038	1,417,618
2,260,000	AZ IDA (Mater Academy of Nevada)[1]	5.500	12/15/2048	2,274,170
3,402,000	Buckeye, AZ Watson Road Community Facilities District	6.000	07/01/2030	3,178,693
3,180,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[4,5]	6.375	01/01/2028	1,812,600
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4,5]	8.500	01/01/2028	70,000
2,500,000	Glendale, AZ IDA (Beatitudes Campus)[1]	5.000	11/15/2045	2,467,100
500,000	La Paz County, AZ IDA (Harmony Public Schools)[1]	5.000	02/15/2038	533,670
1,200,000	La Paz County, AZ IDA (Harmony Public Schools)[1]	5.000	02/15/2048	1,261,380
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000	01/01/2048	7,274,202
220,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2037	248,783
405,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2048	447,667
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4,5]	8.500	04/20/2041	1,290,300
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	294,347
810,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	880,616
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	262,309
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	641,570
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	386,299
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	298,368
10,000,000	Phoenix, AZ Civic Improvement Corp. Airport[1]	5.000	07/01/2048	11,176,300
1,000,000	Phoenix, AZ IDA (Downtown Phoenix Student Hsg.)[1]	5.000	07/01/2042	1,068,020
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,649,983
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	4,210,257
1,855,000	Phoenix, AZ IDA (Gourmet Boutique West)[5]	5.875	11/01/2037	1,458,160
5,530,000	Phoenix, AZ IDA (Milestone Charter School)	6.500	11/01/2047	5,214,901
1,185,000	Phoenix, AZ IDA (Vista College Preparatory)[1]	5.000	07/01/2048	1,306,415
2,970,000	Pima County, AZ IDA (American Leadership Academy)[1]	5.000	06/15/2052	2,822,153
1,550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	1,695,219
2,830,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	3,064,777
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	2,379,696
2,955,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	2,959,403
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2036	3,429,600

11 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000%		12/01/2046	$6,447,558
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500		04/01/2041	6,722,436
1,025,000	Pima County, AZ IDA (Paideia Academies)[1]	6.000		07/01/2035	1,031,427
3,310,000	Pima County, AZ IDA (Paideia Academies)[1]	6.125		07/01/2045	3,286,201
500,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250		06/01/2026	512,000
20,000,000	Pinal County, AZ IDA (WOF SW GGP 1)	7.250		10/01/2033	19,899,378
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250		07/01/2032	605,290
245,000	Show Low Bluff, AZ Community Facilities District	5.600		07/01/2031	217,219
1,010,000	Tempe, AZ IDA (Mirabella at ASU)[1]	6.000		10/01/2037	1,094,224
2,360,000	Tempe, AZ IDA (Mirabella at ASU)[1]	6.125		10/01/2052	2,535,985
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000		12/01/2032	731,168
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250		12/01/2042	1,632,863
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700		07/15/2029	706,745
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000		07/15/2027	1,916,622
610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000		07/15/2033	639,231
					130,675,464

Arkansas—0.1%
5,220,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4,5]	6.250		02/01/2038	3,810,600

California—13.5%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	2,552,850
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000		10/01/2034	8,324,263
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	790,785
50,000	Beaumont, CA Financing Authority, Series C1	5.000		09/01/2022	50,053
180,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	180,032
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,674,845
127,310,000	CA County Tobacco Securitization Agency	5.307	[6]	06/01/2046	22,169,763
107,400,000	CA County Tobacco Securitization Agency	5.502	[6]	06/01/2050	9,802,398
212,950,000	CA County Tobacco Securitization Agency	6.341	[6]	06/01/2055	9,623,210
33,920,000	CA County Tobacco Securitization Agency	6.647	[6]	06/01/2046	4,657,555
215,100,000	CA County Tobacco Securitization Agency	6.998	[6]	06/01/2055	11,213,163
7,165,000	CA County Tobacco Securitization Agency	8.145	[6]	06/01/2033	3,172,805
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,857,130
275,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	278,965
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[6]	06/01/2050	66,709,015
18,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	[3]	06/01/2041	18,507,955
18,030,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[3]	06/01/2046	18,035,048
2,775,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,802,750
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,387,500
19,120,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	19,301,066
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,924,400
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,575,410
16,780,000	CA GO1	4.000		11/01/2033	18,209,153
24,160,000	CA GO1	4.000		11/01/2034	26,101,256

12 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$20,000,000	CA GO1	4.000%		11/01/2035	$21,495,200
3,740,000	CA GO1	5.000		08/01/2030	4,482,988
2,160,000	CA GO1	5.000		09/01/2031	2,530,505
555,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	628,782
5,350,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300	[3]	06/01/2037	5,351,070
30,420,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[2]	5.750		07/01/2039	30,925,024
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,912,694
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[2]	5.000		05/15/2040	10,448,050
1,710,000	CA Infrastructure and Economic Devel. (University of California)[1]	5.000		05/15/2052	1,936,301
4,500,000	CA Morongo Band of Mission Indians[1]	5.000		10/01/2042	4,617,630
5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000		02/01/2047	5,431,750
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	787,628
10,800,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2043	11,798,676
2,750,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2047	2,992,935
2,575,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		06/01/2048	2,798,716
3,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)	8.000		12/01/2027	2,960,430
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,297,467
14,995,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	16,022,757
55,000	CA Public Works[1]	6.625		11/01/2034	55,255
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250		07/01/2051	6,021,096
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	364,768
900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750		05/01/2037	841,131
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,128,045
595,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.125		06/01/2047	609,369
665,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.250		06/01/2052	682,011
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,238,940

13 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$61,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146%[6]		06/01/2056	$4,410,560
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[6]	06/01/2047	10,152,179
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[6]	06/01/2036	21,716,657
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[6]	06/01/2047	2,111,372
25,920,000	CA State University[1]	5.000		11/01/2047	29,395,872
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,009
4,020,000	CA Statewide CDA (Guidance Charter School)[4,5]	6.500		07/01/2037	1,567,800
14,690,000	CA Statewide CDA (Guidance Charter School)[4,5]	6.750		07/01/2052	5,729,100
2,019,578	CA Statewide CDA (Microgy Holdings)[4,5]	9.000		12/01/2038	20
1,450,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)[1]	5.250		07/01/2052	1,516,207
7,775,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,561,499
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,545,431
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,564
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,126,317
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,775,525
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,481,645
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2030	1,434,745
18,275,000	Fremont, CA Union High School District[2]	4.000		08/01/2043	18,697,542
7,780,000	Fresno, CA Unified School District	4.319	[6]	08/01/2042	3,005,492
1,175,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,178,149
4,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	4,485,920
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,662,164
1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2033	1,704,285
1,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2035	1,154,790
1,385,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2036	1,593,346
25,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.000		05/15/2043	28,444,938
55,750,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.000		05/15/2044	62,490,826
10,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2047	11,285,900
20,000,000	Los Angeles, CA Dept. of Water & Power[1,7]	5.250		07/01/2049	23,510,400
7,555,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1]	9.250		08/01/2024	7,605,845
255,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	255,301

14 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375%		06/01/2038	$10,044,500
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,107
3,975,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.000		09/01/2037	4,603,607
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,001,598
27,015,000	Riverside County, CA Transportation Commission[2]	4.000		06/01/2036	28,814,194
10,000,000	Sacramento, CA Convention Center Complex[1]	5.000		06/01/2048	11,354,600
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,237,640
10,000,000	San Francisco, CA City & County Airports Commission[1,7]	5.000		05/01/2044	11,298,700
4,700,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2048	5,240,547
13,000,000	San Francisco, CA City & County Airports Commission[1,7]	5.000		05/01/2049	14,616,810
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	827,288
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,107,110
15,920,000	Santa Clara County, CA GO2	4.000		08/01/2040	16,316,368
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,583,260
12,115,000	Stockton, CA Unified School District	5.918	[6]	08/01/2038	5,761,167
14,735,000	Stockton, CA Unified School District	5.948	[6]	08/01/2041	6,073,030
17,145,000	Stockton, CA Unified School District	5.948	[6]	08/01/2043	6,452,692
6,245,000	Stockton, CA Unified School District	5.997	[6]	08/01/2037	3,113,320
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,362,528
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,452,631
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	3,980,725
					830,258,410

Colorado—4.1%
1,075,000	Amber Creek, CO Metropolitan District	5.125		12/01/2047	1,055,070
515,000	Amber Creek, CO Metropolitan District	7.750		12/15/2047	503,330
1,240,000	Arista, CO Metropolitan District	5.000		12/01/2038	1,257,558
3,500,000	Arista, CO Metropolitan District	5.125		12/01/2048	3,552,710
3,260,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750		12/01/2048	3,290,351
2,195,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750		12/01/2048	2,215,436
500,000	Banning Lewis Ranch, CO Metropolitan District No. 2	8.000		12/15/2048	504,105
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750		12/01/2046	3,116,461
500,000	Blue Lake, CO Metropolitan District No. 2	8.000		12/15/2046	501,645
1,750,000	Blue Lake, CO Metropolitan District No. 3[1]	5.250		12/01/2048	1,706,110

15 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$551,000	BNC, CO Metropolitan District No. 1	7.375%		12/15/2047	$549,854
670,000	Brighton Crossing, CO Metropolitan District No. 4	7.000		12/15/2047	648,205
1,000,000	Bromley Park, CO Metropolitan District No. 2	6.375		12/15/2047	986,210
2,734,000	Buffalo Ridge, CO Metropolitan District	7.375		12/15/2047	2,725,115
1,345,000	Cherrylane, CO Metropolitan District[1]	5.250		12/01/2047	1,344,892
574,000	Cherrylane, CO Metropolitan District	7.375		12/15/2047	572,806
500,000	Clear Creek Station, CO Metropolitan District No. 2	7.375		12/15/2047	501,555
4,500,000	CO Canyons Metropolitan District No. 5	6.125		12/01/2047	4,520,655
2,000,000	CO Canyons Metropolitan District No. 6	6.125		12/01/2047	1,950,920
1,025,000	CO Country Club Highlands Metropolitan District[5,8]	7.250		12/01/2037	871,250
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2046	2,695,394
4,475,000	CO Elbert and Highway 86 Metropolitan District[5,8]	7.500		12/01/2032	3,356,250
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,842,656
1,100,000	CO Health Facilities Authority (Catholic Health Initiatives)[1]	5.000		09/01/2036	1,107,975
4,425,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000		06/01/2047	4,732,228
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[2]	5.000		01/01/2044	15,484,081
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	1,020,390
1,040,000	CO International Center Metropolitan District No. 3	7.500		12/15/2038	1,023,984
1,919,000	CO Midcities Metropolitan District No. 2	7.750		12/15/2046	1,873,692
12,585,000	CO Park Valley Water and Sanitation Metropolitan District[4,5]	5.080	[6]	12/15/2017	2,642,850
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,445,326
196,000	CO Potomac Farms Metropolitan District	7.625	[3]	12/01/2023	184,289
1,720,000	CO Sorrell Ranch Metropolitan District[4,5]	6.750		12/15/2036	481,600
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	580,152
8,000,000	CO Talon Pointe Metropolitan District[4,5]	8.000		12/01/2039	960,000
500,000	Copperleaf, CO Metropolitan District No. 3	5.000		12/01/2037	494,555
700,000	Copperleaf, CO Metropolitan District No. 3	5.125		12/01/2047	682,962
506,000	Copperleaf, CO Metropolitan District No. 3	7.625		12/15/2047	497,039
3,415,000	Cundall Farms, CO Metropolitan District[1]	6.875		12/01/2044	3,546,682
750,000	Cundall Farms, CO Metropolitan District	7.375		12/15/2047	724,335
785,000	Cundall Farms, CO Metropolitan District[1]	7.750		12/15/2044	845,107
792,000	Cundall Farms, CO Metropolitan District	12.000		12/15/2049	771,970
34,120,000	Denver, CO City & County Airport[1]	5.000		12/01/2048	38,012,068
26,450,000	Denver, CO City & County Airport[1]	5.250		12/01/2048	30,127,344
1,250,000	Denver, CO Connection West Metropolitan District	5.375		08/01/2047	1,254,500
1,360,000	Denver, CO Gateway Center Metropolitan District	5.500		12/01/2038	1,387,594
2,130,000	Denver, CO Gateway Center Metropolitan District	5.625		12/01/2048	2,176,434
1,690,000	Dublin North, CO Metropolitan District No. 2	5.125		12/01/2047	1,648,865

16 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Colorado (Continued)
$2,000,000	Erie Farm, CO Metropolitan District	5.500%	12/01/2045	$2,012,700
600,000	Erie Farm, CO Metropolitan District	7.750	12/15/2045	593,154
920,000	Godding Hollow, CO Metropolitan District	6.500	12/01/2034	926,615
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375	12/01/2044	2,143,346
950,000	Hawthorn, CO Metropolitan District No. 2	7.750	12/15/2044	1,026,257
928,000	Hawthorn, CO Metropolitan District No. 2	10.000	12/15/2051	899,835
5,015,000	Hunting Hill, CO Metropolitan District	5.625	12/01/2048	5,061,940
775,000	Iliff Commons, CO Metropolitan District No. 3[1]	6.000	12/01/2046	779,456
2,235,000	Interpark, CO Metropolitan District	5.500	12/01/2048	2,161,737
1,365,000	Interquest South, CO Business Improvement District[1]	5.000	12/01/2047	1,312,529
1,619,000	Lewis Pointe, CO Metropolitan District	7.750	12/15/2047	1,620,635
500,000	Leyden Ranch, CO Metropolitan District	7.000	12/15/2047	503,865
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250	12/15/2045	1,183,134
1,025,000	Leyden Rock, CO Metropolitan District No. 10	10.750	12/15/2049	995,859
1,140,000	Littleton Village, CO Metropolitan District No. 2	7.625	12/15/2028	1,139,954
8,065,000	Millers Landing, CO Business Improvement District	6.000	12/01/2048	7,932,250
2,185,000	Millers Landing, CO Business Improvement District	8.000	12/01/2048	2,184,629
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000	12/01/2046	1,002,800
1,760,000	North Holly, CO Metropolitan District	5.500	12/01/2048	1,709,646
2,290,000	Prairie Farm, CO Metropolitan District	5.250	12/01/2048	2,252,536
1,270,000	Prairie Farm, CO Metropolitan District	7.375	12/15/2048	1,245,718
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750	12/01/2046	2,669,658
4,340,000	Rendezvous, CO Metropolitan District No. 4	5.625	12/01/2048	4,324,680
1,200,000	Sheridan Station West, CO Metropolitan District	6.000	12/01/2047	1,164,696
2,815,000	South Aurora, CO Regional Improvement Authority	6.250	12/01/2057	2,834,761
810,000	Southglenn, CO Metropolitan District[1]	5.000	12/01/2036	818,043
2,000,000	Stone Creek, CO Metropolitan District	5.625	12/01/2047	1,967,600
600,000	Stone Creek, CO Metropolitan District	7.875	12/15/2047	592,092
680,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	701,366
7,550,000	Tailholt, CO Metropolitan District No. 3	6.000	12/01/2048	7,628,973
294,000	Tallyns Reach, CO Metropolitan District No. 3[1]	5.000	12/01/2033	306,901
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750	11/01/2038	1,201,346
749,000	Thompson Crossing, CO Metropolitan District No. 6[1]	6.000	12/01/2044	752,341
1,500,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.250	12/01/2037	1,478,730
1,900,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.375	12/01/2047	1,865,705
953,000	Timnath Ranch, CO Metropolitan District No. 4	7.750	12/15/2047	938,829
1,610,000	Two Bridges, CO Metropolitan District	5.625	08/01/2048	1,571,521
508,000	Two Bridges, CO Metropolitan District	7.875	08/01/2048	497,972
1,375,000	Village at Southgate, CO Metropolitan District	5.625	12/01/2048	1,344,736
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500	12/01/2046	1,694,515
5,191,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000	12/01/2041	5,201,887

17 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$20,183,519	Woodmen Heights, CO Metropolitan District No. 1	7.300%[3]		12/15/2041	$17,047,202
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,248,474
					250,515,183

Connecticut—1.0%
12,500,000	CT GO1	4.000		08/15/2030	13,371,750
5,295,000	CT GO1	4.000		08/15/2031	5,627,473
4,500,000	CT GO1	5.000		09/15/2033	5,133,645
2,000,000	CT GO1	5.000		09/15/2034	2,272,780
2,500,000	CT GO1	5.000		09/15/2035	2,827,800
2,000,000	CT GO1	5.000		09/15/2037	2,241,320
11,865,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		09/01/2031	13,470,572
6,000,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		08/01/2032	6,661,980
7,965,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		08/01/2033	8,824,025
470,000	Georgetown, CT Special Taxing District[4]	5.125		10/01/2036	150,400
1,580,000	Hartford, CT GO1	5.000		10/01/2033	1,752,821
12,949,293	Mashantucket Western Pequot Tribe CT4,9	6.050		07/01/2031	443,513
					62,778,079

Delaware—0.0%
1,100,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,079,485

District of Columbia—3.4%
4,745,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,200,520
5,255,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,503,509
315,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	346,831
19,295,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	20,131,245
3,055,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,308,412
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,197,360
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,813,016
1,275,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.912	[6]	06/15/2055	53,030,018
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[6]	06/15/2055	36,861,700
11,045,000	District of Columbia Water & Sewer Authority[1]	5.000		10/01/2049	12,583,789
11,530,000	Metropolitan Washington D.C. Airport Authority[1]	4.000		10/01/2035	11,867,022
6,375,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2034	7,356,049
11,000,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2037	12,525,590
1,810,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2048	2,018,222
					206,743,283

Florida—6.9%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	849,225

18 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000%	10/01/2042	$1,126,870
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000	10/01/2046	1,123,270
4,655,000	Amelia Concourse, FL Community Devel. District[4,5]	5.750	05/01/2038	4,329,150
3,125,000	Amelia Concourse, FL Community Devel. District[1]	6.000	05/01/2047	3,025,656
4,750,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	4,613,865
1,045,000	Avignon Villages, FL Community Devel. District[4,5]	5.300	05/01/2014	73,150
755,000	Avignon Villages, FL Community Devel. District[4,5]	5.400	05/01/2037	52,850
13,774,400	Baker, FL Correctional Devel. Corp. (Baker County Detention Center)[7]	8.500	02/01/2030	11,336,331
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000	10/01/2042	7,964,028
5,845,000	Buckeye Park, FL Community Devel. District[4]	7.875	05/01/2038	2,104,200
785,000	Carlton Lakes, FL Community Devel. District Special Assessment[7]	5.625	11/01/2036	798,463
1,915,000	Carlton Lakes, FL Community Devel. District Special Assessment[7]	5.750	11/01/2047	1,944,663
24,545,000	CFM, FL Community Devel. District, Series A4,5	6.250	05/01/2035	8,713,475
7,075,000	Chapel Creek, FL Community Devel. District Special Assessment[4,5]	5.500	05/01/2038	6,367,500
13,074,058	Clearwater Cay, FL Community Devel. District[4,5]	5.500	05/01/2037	7,452,213
1,150,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2037	1,099,895
1,875,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2047	1,734,994
1,690,000	Creekside, FL Community Devel. District[4,5]	5.200	05/01/2038	760,500
840,000	Crosscreek, FL Community Devel. District	5.600	05/01/2037	795,833
20,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	18,538
1,210,000	Crosscreek, FL Community Devel. District	6.750	11/30/2021	1,204,180
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,072
3,230,000	FL Capital Trust Agency (AHFP/AAD/AAHI/APH/ AWHC/AAHII/AW Obligated Group)[1]	6.000	07/01/2042	3,070,277
990,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.625	08/01/2037	972,705
2,350,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.875	08/01/2052	2,304,457
850,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375	06/15/2038	840,370
1,590,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375	06/15/2048	1,545,305
1,100,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2047	1,072,104
755,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2052	722,965
3,725,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2037	3,966,754
4,030,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2038	4,274,996
4,195,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2039	4,422,735

19 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$4,360,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000%		07/01/2040	$4,582,382
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)[1]	5.000		07/15/2046	5,676,134
300,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000		02/15/2038	314,430
985,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000		02/15/2048	1,024,173
80,000	FL HFA (Stoddert Arms Apartments)[1]	6.250		09/01/2026	80,122
2,477,578	FL Lake Ashton II Community Devel. District[1]	5.375		05/01/2036	2,309,871
3,334,862	Glades, FL Correctional Devel. Corp.	0.000	[3]	03/01/2030	400,183
5,834,388	Glades, FL Correctional Devel. Corp.	7.000		03/01/2030	5,042,662
2,805,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500		05/01/2038	2,559,394
1,615,000	Harbor Bay, FL Community Devel. District[1]	6.750		05/01/2034	1,621,831
335,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500		05/01/2036	323,399
4,775,000	Indigo, FL Community Devel. District[4,5]	5.750		05/01/2036	3,342,500
15,300,000	Lake County, FL Senior Living (Village Veranda at Lady Lake/VVLL Properties Obligated Group)	7.125		01/01/2052	14,406,939
1,685,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.500		07/15/2048	1,676,423
1,830,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	1,841,858
17,270,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400		05/01/2037	17,336,490
1,785,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.750		12/01/2052	1,793,407
3,205,000	Legends Bay, FL Community Devel. District[1]	5.875		05/01/2038	3,205,673
5,000,000	Magnolia Creek, FL Community Devel. District[4,5]	5.600		05/01/2014	1,125,000
5,360,000	Magnolia Creek, FL Community Devel. District[4,5]	5.900		05/01/2039	1,206,000
195,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350		05/01/2037	190,544
1,715,000	Miami, FL World Center Community Devel. District[1]	5.125		11/01/2039	1,748,151
2,570,000	Miami, FL World Center Community Devel. District[1]	5.250		11/01/2049	2,623,970
3,895,000	Miami-Dade County, FL Aviation[1]	5.000		10/01/2040	4,334,122
5,455,000	Miami-Dade County, FL School Board[1]	5.000		05/01/2032	6,174,351
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust	11.326	[10]	02/01/2027	2,497,300
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust	10.460	[10]	02/01/2027	2,492,775
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust	11.759	[10]	02/01/2034	12,468,250
11,000,000	Miami-Dade County, FL Transit System[2]	4.000		07/01/2045	11,310,090
6,526,716	Montecito, FL Community Devel. District[4,5]	5.100		05/01/2013	6,265,647
5,310,000	Montecito, FL Community Devel. District[4,5]	5.500		05/01/2037	5,097,600
9,635,000	Nassau County, FL (Nassau Care Centers)	6.900		01/01/2038	9,672,673

20 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$3,640,000	Naturewalk, FL Community Devel. District[4,5]	5.300%		05/01/2016	$2,875,600
4,345,000	Naturewalk, FL Community Devel. District[4,5]	5.500		05/01/2038	3,432,550
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500		06/01/2049	3,373,230
11,620,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700		05/01/2037	11,361,223
1,850,000	Palm River, FL Community Devel. District[4,5]	5.150		05/01/2013	925,000
1,565,000	Palm River, FL Community Devel. District[4,5]	5.375		05/01/2036	782,500
5,274,584	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	4,695,435
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125		09/15/2041	2,318,963
5,000,000	Pompano Beach, FL GO1	4.000		07/01/2048	5,144,600
9,200,000	Portico, FL Community Devel. District	5.450		05/01/2037	8,685,996
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[4,5]	5.600		05/01/2036	2,480,100
2,470,000	Portofino Vista, FL Community Devel. District[4,5]	5.000		05/01/2013	1,235,000
3,420,000	Reunion East, FL Community Devel. District[4,5]	5.800		05/01/2036	34
1,465,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,462,129
3,485,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,477,438
1,425,000	Reunion East, FL Community Devel. District[4,5]	7.375		05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	131,401
7,580,000	River Glen, FL Community Devel. District Special Assessment[4,5]	5.450		05/01/2038	4,548,000
144,534	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	139,162
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	1,930,247
3,790,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,792,085
7,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	7,019,804
7,000,000	South Bay, FL Community Devel. District	5.950		05/01/2036	6,652,100
5,110,000	South Bay, FL Community Devel. District[4,5]	5.950		05/01/2036	51
3,240,000	South Bay, FL Community Devel. District[5]	6.600	[3]	05/01/2025	1,631,534
8,750,000	South Bay, FL Community Devel. District[4,5]	6.600	[3]	05/01/2036	4,410,613
3,540,000	South Fork East, FL Community Devel. District[1]	6.500	[3]	05/01/2038	3,620,393
14,000,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/WKBP/BOS/FHlth/ BHlth/BethH Obligated Group)[2]	4.000		08/15/2036	14,444,115
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,708,985
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,715,390
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	812,190
625,000	Tern Bay, FL Community Devel. District[5]	5.375		05/01/2037	616,725
13,125,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	13,173,300
4,950,000	Treeline, FL Preservation Community Devel. District[4,5]	6.800		05/01/2039	2,722,500

21 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$535,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750%		05/01/2026	$513,102
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	995,792
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,634,426
2,515,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[7]	5.375		05/01/2046	2,264,783
3,630,098	Waterford Estates, FL Community Devel. District Special Assessment[4,5]	5.125		05/01/2013	3,448,593
2,837,715	Waterford Estates, FL Community Devel. District Special Assessment[4,5]	5.500		05/01/2037	2,695,829
126,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	121,317
2,910,000	Waters Edge, FL Community Devel. District[1]	6.600	[3]	05/01/2039	2,802,854
1,214,282	Waterstone, FL Community Devel. District	0.000	[3]	05/01/2037	915,556
8,231,933	Waterstone, FL Community Devel. District	5.020	[6]	11/01/2028	4,545,015
2,327,525	Waterstone, FL Community Devel. District[4,5]	5.500		05/01/2018	1,512,891
1,215,000	West Villages, FL Improvement District[4,5]	5.350		05/01/2015	935,550
18,150,000	West Villages, FL Improvement District[4,5]	5.800		05/01/2036	13,975,500
14,925,000	Westridge, FL Community Devel. District[4,5]	5.800		05/01/2037	11,193,750
9,870,000	Westside, FL Community Devel. District[4,5]	5.650		05/01/2037	7,106,400
15,585,000	Westside, FL Community Devel. District[4,5]	7.200		05/01/2038	8,649,675
7,420,000	Wyld Palms, FL Community Devel. District[4,5]	5.400		05/01/2015	2,003,400
4,340,000	Wyld Palms, FL Community Devel. District[4,5]	5.500		05/01/2038	1,171,800
3,786,132	Zephyr Ridge, FL Community Devel. District[4,5]	5.250		05/01/2013	3,180,351
2,634,476	Zephyr Ridge, FL Community Devel. District[4,5]	5.625		05/01/2037	2,212,959
					422,678,883

Georgia—1.9%
1,445,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2036	1,311,554
5,440,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2051	4,684,602
3,100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	5.750		12/01/2033	3,084,438
14,000,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	6.250		12/01/2048	13,998,460
9,710,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	6.500		12/01/2053	9,778,844
6,850,000	Floyd County, GA Devel. Authority (Spires at Berry College)[1]	6.000		12/01/2038	6,786,637
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[2]	5.000		06/15/2029	32,322,923
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[2]	5.250		06/15/2037	13,905,086
1,405,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	1,408,386

22 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Georgia (Continued)
$9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)[1]	0.000%[3]		06/01/2049	$6,287,281
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[6]	06/01/2024	1,648,755
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[6]	06/01/2034	1,361,212
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.000		03/01/2047	1,767,076
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.125		03/01/2052	1,775,539
6,375,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500		12/01/2028	6,390,938
2,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[10]	12/01/2053	2,098,611
2,635,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.125		12/01/2038	2,655,026
3,675,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.250		12/01/2048	3,698,704
3,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	3,110,950
					118,075,022

Hawaii—0.4%
15,450,000	HI Airport System[1]	5.000		07/01/2048	17,149,809
5,000,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric/Hawaiian Electric Light Company)[1]	6.500		07/01/2039	5,089,650
580,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	587,859
1,430,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	1,434,118
					24,261,436

Idaho—0.0%
960,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)[1]	5.250		11/15/2047	969,331
100,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	5.875		07/01/2022	100,255
370,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.000		07/01/2039	391,216
1,135,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.000		07/01/2054	1,179,560
100,800	Nampa, ID Local Improvement District No. 148	6.625		09/01/2030	103,358
					2,743,720

Illinois—7.0%
3,000,000	Carol Stream, IL Park District[1]	5.000		01/01/2037	3,330,270

23 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$30,685,000	Caseyville, IL Tax (Forest Lakes)[4,5]	7.000%	12/30/2022	$306,850
7,555,000	Chicago, IL Board of Education[1]	5.000	04/01/2046	8,027,868
5,700,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	6,499,311
1,850,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2023	2,038,071
3,500,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2024	3,913,070
2,500,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2025	2,825,625
1,725,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2026	1,962,671
2,100,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2027	2,404,164
2,000,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2029	2,278,200
1,250,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2032	1,395,875
3,000,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2035	3,310,860
1,500,000	Chicago, IL Board of Education (School Reform)[1]	6.500	12/01/2046	1,684,350
7,000,000	Chicago, IL Board of Education (School Reform)[1]	7.000	12/01/2044	8,018,010
3,580,000	Chicago, IL Metropolitan Water Reclamation[1]	5.000	12/01/2028	4,168,158
6,870,000	Chicago, IL Metropolitan Water Reclamation[1]	5.000	12/01/2044	7,633,944
3,000,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2033	3,254,760
30,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	30,049
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2047	2,696,100
3,750,000	Chicago, IL O’Hare International Airport[1]	5.000	07/01/2048	4,078,275
5,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2052	5,349,950
2,755,000	Chicago, IL Waterworks[1]	5.250	11/01/2030	3,221,477
2,900,000	Chicago, IL Waterworks[1]	5.250	11/01/2031	3,364,464
2,135,000	Chicago, IL Waterworks[1]	5.250	11/01/2032	2,462,829
2,000,000	Chicago, IL Waterworks[1]	5.250	11/01/2033	2,300,520
2,885,000	Chicago, IL Waterworks[1]	5.250	11/01/2035	3,280,851
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4,5]	5.500	03/01/2017	2,006,400
900,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1,7]	5.625	03/01/2036	901,746
1,585,000	Franklin Park, IL GO1	6.250	07/01/2030	1,737,176
2,069,343	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	1,971,959
6,165,000	Harvey, IL GO4	5.500	12/01/2027	3,390,750
1,800,000	Harvey, IL GO4	5.625	12/01/2032	990,000
9,645,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	9,439,176
1,000,000	IL Finance Authority (Admiral at the Lake)	5.125	05/15/2038	980,120
3,220,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2042	3,156,147
2,825,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2054	2,706,802
5,820,000	IL Finance Authority (Advocate Health Care)[2]	5.375	04/01/2044	5,853,698
21,765,000	IL Finance Authority (Advocate Health Care)[2]	5.375	04/01/2044	21,891,012
5,180,000	IL Finance Authority (Advocate Health Care)[2]	5.375	04/01/2044	5,209,992
19,410,000	IL Finance Authority (Advocate Health Care)[2]	5.375	04/01/2044	19,522,377
9,425,000	IL Finance Authority (Advocate Health Care)[2]	5.500	04/01/2044	9,481,456
10,575,000	IL Finance Authority (Advocate Health Care)[2]	5.500	04/01/2044	10,638,344
365,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375	04/01/2044	367,146
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375	04/01/2044	321,830

24 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$100,000	IL Finance Authority (Art Institute of Chicago)[1]	5.250%		03/01/2040	$103,481
12,500,000	IL Finance Authority (CDHS)[2]	5.500		11/01/2039	12,838,781
5,000,000	IL Finance Authority (CDHS/CDHA)[2]	5.375		11/01/2039	5,130,938
5,425,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100		12/01/2041	5,125,052
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000		02/15/2027	1,994,740
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000		10/01/2048	1,052,280
715,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2026	715,486
1,500,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2039	1,500,135
100,000	IL Finance Authority (Memorial Health System/ Memorial Medical Center-Woodstock Obligated Group)[1]	5.500		04/01/2039	100,608
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	108,323
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	11,399,733
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000		02/01/2034	602,186
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125		02/01/2045	1,358,575
575,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2042	615,624
700,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2047	746,340
11,745,000	IL Finance Authority (St. Anthony Lassing)[1]	6.500		12/01/2032	11,957,819
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2040	1,615,140
5,775,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2046	6,218,289
3,935,000	IL Finance Authority (Villa St. Benedict)[1]	6.125		11/15/2035	4,268,924
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375		11/15/2043	4,794,020
3,000,000	IL GO1	5.000		10/01/2028	3,248,250
4,625,000	IL GO1	5.000		10/01/2028	5,007,719
5,000,000	IL GO1	5.000		10/01/2029	5,401,200
6,500,000	IL GO1	5.000		10/01/2029	7,021,560
3,000,000	IL GO1	5.000		10/01/2030	3,225,780
10,000,000	IL GO1	5.000		10/01/2030	10,752,600
3,360,000	IL GO1	5.000		10/01/2033	3,544,094
5,000,000	IL GO1	5.500		01/01/2029	5,617,100
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450		01/01/2046	1,458,386
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600		01/01/2056	1,579,253
31,755,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.418	[6]	06/15/2047	8,741,516
6,450,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.509	[6]	06/15/2043	2,155,332
15,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.539	[6]	06/15/2046	4,344,600

25 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$22,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.549%[6]		12/15/2056	$3,888,060
10,225,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.609	[6]	06/15/2044	3,258,401
5,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.628	[6]	12/15/2041	1,798,400
15,580,000	IL Sales Tax[1]	4.000		06/15/2028	16,276,893
5,000,000	IL Sales Tax[1]	4.000		06/15/2029	5,187,200
10,625,000	IL Sales Tax[1]	4.000		06/15/2030	10,605,344
2,010,000	IL Sales Tax[1]	4.000		06/15/2031	2,056,310
5,000,000	IL Sales Tax[1]	4.000		06/15/2032	4,948,750
5,820,000	IL Sales Tax[1]	4.000		06/15/2032	5,760,345
12,830,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2038	14,044,744
4,000,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2048	4,309,560
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[4,5]	5.750		03/01/2022	444,500
3,491,000	Plano, IL Special Service Area No. 5[4]	6.000		03/01/2036	2,618,250
5,400,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[5]	6.375		08/01/2040	3,865,482
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250		10/15/2024	159
2,440,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625		06/01/2037	1,834,441
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850		12/01/2036	1,302,345
10,395,000	Southwestern IL Devel. Authority (Local Government Programming)[5]	7.000		10/01/2022	6,029,100
3,305,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625		11/01/2026	3,130,860
12,555,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500		12/01/2032	12,263,222
					428,368,933

Indiana—2.3%
2,000,000	Allen County, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.875		01/15/2052	2,100,240
4,300,000	Carmel, IN Redevel. District COP[1]	6.500		07/15/2035	4,684,076
1,225,000	Chesterton, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC Obligated Group)	6.375		01/15/2051	1,248,998
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375		08/01/2029	5,886,096
3,430,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	5.450		01/01/2038	3,417,789
7,000,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch at Cook Road)[1]	5.625		01/01/2038	7,065,730
595,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.125		01/01/2032	596,380
3,850,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.350		01/01/2038	3,791,326

26 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$2,050,000	IN Finance Authority (Avondale Meadows Academy)[1]	5.375%	07/01/2047	$1,976,221
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,759,755
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,006,721
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,161,475
10,000,000	IN Finance Authority (Parkview Health System/ Parkview Hospital Obligated Group)[1]	4.000	11/01/2048	10,096,100
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	3,967,775
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	5,828,530
770,000	Indiana, IA Finance Authority (Irvington Community School)	5.900	07/01/2038	774,435
685,000	Indiana, IA Finance Authority (Irvington Community School)	6.000	07/01/2048	688,459
1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.750	01/01/2034	1,132,526
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.875	01/01/2037	4,708,654
1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.600	01/01/2033	1,089,977
5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.800	01/01/2037	5,290,703
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750	04/01/2036	4,602,108
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150	01/01/2037	13,672,457
17,510,000	Mishawaka, IN Multifamily Hsg. (Hellenic Senior Living of Mishawaka)[1]	5.750	10/01/2038	17,546,946
4,975,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)[1]	5.375	01/01/2038	4,913,708
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250	01/01/2037	2,510,387
8,000,000	Plainfield, IN Multifamily Hsg. (Glasswater Creek)[1]	5.375	09/01/2038	7,899,520
3,765,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	3,773,057
3,880,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)[1]	5.350	01/01/2038	3,820,869
3,225,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,283,953
				143,294,971

Iowa—0.2%
1,405,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)[1]	6.000	10/01/2043	1,490,621
2,780,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)[1]	6.000	10/01/2048	2,925,978
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[4,5]	5.900	12/01/2028	58,000

27 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.000%		08/01/2038	$752,055
1,750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.125		08/01/2048	1,748,670
2,500,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.250		08/01/2055	2,508,175
685,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375		06/01/2025	678,622
2,845,000	IA Tobacco Settlement Authority (TASC)[1]	6.500		06/01/2023	2,887,362
					13,049,483

Kansas—0.0%
3,069,831	Olathe, KS Tax Increment (Gateway)[5,8]	5.000		03/01/2026	1,841,899
795,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900		04/01/2024	718,688
					2,560,587

Kentucky—0.4%
1,660,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1,7]	6.750		03/01/2029	1,660,448
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,401,200
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,123,740
1,000,000	KY EDFA (Owensboro Health/Owensboro Health Medical Group Obligated Group)[1]	5.000		06/01/2045	1,051,350
6,785,000	KY Municipal Power Agency[1]	5.000		09/01/2034	7,518,798
5,000,000	KY Municipal Power Agency[1]	5.000		09/01/2036	5,509,100
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2031	2,214,640
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2032	2,201,321
900,000	KY Property & Building Commission[1]	5.000		05/01/2033	1,037,241
900,000	KY Property & Building Commission[1]	5.000		05/01/2034	1,031,778
					24,749,616

Louisiana—0.4%
1,200,000	Juban Park, LA Community Devel. District Special Assessment[4,5]	5.150		10/01/2014	324,000
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,036,136
1,220,000	LA Local Government EF&CD Authority (Better Waterworks)[1]	5.250		05/01/2043	1,166,747
2,575,000	LA Local Government EF&CD Authority (Tangipahoa Parish Gomesa)	5.375		11/01/2038	2,604,948
2,300,000	New Orleans, LA Aviation Board (Parking Facilities)[1]	5.000		10/01/2043	2,584,579
4,220,000	New Orleans, LA Aviation Board (Parking Facilities)[1]	5.000		10/01/2048	4,718,002
					22,434,412

Maine—0.4%
2,000,000	ME Finance Authority (Casella Waste Systems)[1]	4.375	[10]	08/01/2035	2,017,440
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,128,780

28 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Maine (Continued)
$4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625%		07/01/2020	$4,825,008
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875		10/01/2026	12,329,023
					21,300,251

Maryland—1.0%
9,525,000	Baltimore County, MD GO2	4.000		03/01/2040	9,997,182
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,120,229
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,387,798
45,950,000	MD Stadium Authority (Construction & Revitalization Program)[2]	5.000		05/01/2047	51,610,432
					64,115,641

Massachusetts—0.8%
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,334,629
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[6]	11/15/2056	405,314
4,565,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.125		11/15/2046	4,654,383
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	985,490
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,910,835
5,755,000	MA HFA, Series C2	5.350		12/01/2042	5,785,960
10,735,000	MA School Building Authority[1]	4.000		02/15/2039	10,975,571
2,240,000	Saugus, MA GO2	4.000		03/01/2039	2,343,645
2,500,000	Saugus, MA GO2	4.000		03/01/2040	2,596,363
2,670,000	Saugus, MA GO2	4.000		03/01/2041	2,766,661
2,750,000	Saugus, MA GO2	4.000		03/01/2042	2,843,074
					50,601,925

Michigan—2.6%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,542,960
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,119,713
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,655,553
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	3,997,460
10,100,000	Detroit, MI City School District[2]	6.000		05/01/2029	12,099,876
1,550,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2043	1,660,453
13,450,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2048	14,353,840
803,643	Detroit, MI GO1	5.000		04/01/2020	798,950
906,750	Detroit, MI GO1	5.000		04/01/2021	892,695
155,000	Detroit, MI GO	5.250		04/01/2020	154,268
350,300	Detroit, MI GO1	5.250		04/01/2020	348,647
342,550	Detroit, MI GO	5.250		04/01/2021	339,433
206,150	Detroit, MI GO1	5.250		04/01/2022	202,846
15,500	Detroit, MI GO	5.250		04/01/2023	15,115

29 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$1,165,000	Detroit, MI Local Devel. Finance Authority[1]	6.700%		05/01/2021	$1,168,891
565,000	Detroit, MI Local Devel. Finance Authority[1]	6.850		05/01/2021	566,955
8,000,000	Great Lakes, MI Water Authority Supply System[1]	5.250		07/01/2033	9,308,720
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000		11/15/2041	215,884
6,000,000	MI Finance Authority (Thomas M Cooley Law School)[1]	6.750		07/01/2044	6,025,860
2,000,000	MI Finance Authority (Universal Learning Academy)[1]	5.750		11/01/2040	1,956,120
1,215,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000		05/15/2034	1,356,049
595,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	595,006
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,376,592
1,038,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,039,943
2,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	2,168,144
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[6]	06/01/2058	69,234,812
1,400,000	Old Redford Academy, MI Public School Academy[1]	5.900		12/01/2030	1,400,588
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,460,765
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,674,392
13,540,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,572,902
					158,303,432

Minnesota—0.8%
3,330,000	Bethel, MN Hsg. & Healthcare (Benedictine Living Communities - St. Peter Communities)[1]	5.500		12/01/2048	3,324,872
1,000,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000		06/01/2048	1,024,980
600,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000		06/01/2053	613,332
1,625,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.250		06/01/2058	1,678,690
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500		11/01/2035	6,788,317
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500		11/01/2035	2,917,322
5,735,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000		08/01/2035	5,717,164
380,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)[1]	5.450		12/01/2046	375,144
1,000,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)[1]	5.625		12/01/2055	1,005,250

30 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$6,570,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850%		12/01/2029	$6,604,295
1,075,000	Minneapolis, MN Charter School (Spero Academy)	6.250		07/01/2037	1,062,197
4,740,000	Minneapolis, MN Charter School (Spero Academy)	6.500		07/01/2048	4,715,020
715,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	714,936
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	5,165,168
500,000	Minneapolis, MN Student Hsg. (Riverton Community Hsg.)[1]	5.000		08/01/2053	509,060
515,000	Red Wing, MN Senior Hsg. (Benedictine Living Community of Northfield)1	5.000		08/01/2053	504,221
1,450,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000		09/15/2037	1,450,290
1,491,988	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630		10/01/2033	1,492,122
2,091,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1,7]	6.250		03/01/2029	1,965,896
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)	5.500		07/01/2052	1,095,543
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500		09/01/2043	2,344,462
200,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000		02/01/2019	200,000
					51,268,281

Mississippi—0.3%
1,670,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	1,723,490
13,015,000	Mississippi State University Educational Building[2]	4.000		08/01/2043	13,335,455
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250		10/01/2027	1,419,664
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375		10/01/2028	1,786,871
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[4]	7.500		10/01/2042	1,312,800
					19,578,280

Missouri—0.9%
4,900,000	Branson, MO Commerce Park Community Improvement District[4]	5.750		06/01/2026	1,078,000
2,390,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	1,677,660
12,600,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	8,836,632
495,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	490,773
2,970,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,863,288
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[5,8]	6.125		12/01/2036	370,500
5,000,000	Chesterfield Valley, MO Transportation Devel. District[1]	0.000	[3]	05/15/2046	2,596,350

31 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$785,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500%	04/01/2021	$686,608
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	2,274,036
1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2036	1,004,710
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	721,700
1,112,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,111,944
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500	03/01/2021	768,000
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750	03/01/2029	480,000
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000	05/01/2042	2,800,364
3,020,000	MO Dardenne Town Square Transportation Devel. District[8]	5.000	05/01/2026	1,555,300
3,825,000	MO Dardenne Town Square Transportation Devel. District[8]	5.000	05/01/2036	1,969,875
195,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	191,114
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	373,976
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	99,069
2,000,000	Move Rolla, MO Transportation Devel. District[1]	4.625	06/01/2042	2,047,940
700,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	643,370
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)[1]	5.000	10/01/2046	2,600,290
3,100,000	St. Louis County, MO IDA (University Place Transportation Development District)[1]	5.875	03/01/2033	3,131,558
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[4,5]	8.000	04/27/2033	137,400
2,000,000	St. Louis, MO Land Clearance Redevel. Authority (14th & Market Community Improvement District)[1]	6.375	04/01/2043	1,974,660
4,000,000	St. Louis, MO Land Clearance Redevel. Authority (Scottrade Center)[1]	5.000	04/01/2038	4,410,520
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[5,8]	6.000	08/21/2026	683,760
2,032,491	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,343,355
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[5,8]	6.000	08/21/2026	448,200
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[5,8]	6.300	04/01/2027	699,890
2,321,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5]	5.500	01/20/2028	1,160,500
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5,8]	5.500	01/20/2028	362,400
1,108,000	St. Louis, MO Tax Increment Financing, Series A5	5.500	09/02/2028	498,600
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[4,5]	5.700	04/01/2022	522,200

32 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$975,000	Stone Canyon, MO Improvement District (Infrastructure)[4,5]	5.750%		04/01/2027	$273,000
					52,887,542

Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[5,8]	6.250	[3]	09/01/2031	860,575

Nebraska—0.1%
2,500,000	NE Central Plains Gas Energy[1]	5.000		09/01/2042	2,887,600

Nevada—0.6%
27,500,000	Clark County, NV GO2	5.000		05/01/2048	31,265,850
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	982,010
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	754,447
85,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.400		08/01/2020	85,648
300,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.500		08/01/2025	301,149
30,000,000	Reno, NV Sales Tax	6.143	[6]	07/01/2058	3,437,700
					36,826,804

New Hampshire—0.1%
1,340,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,385,078
100,000	NH H&EFA (Hillside Village)	5.250		07/01/2027	100,380
1,725,000	NH H&EFA (Hillside Village)	6.125		07/01/2037	1,806,161
3,875,000	NH H&EFA (Hillside Village)	6.125		07/01/2052	4,025,505
865,000	NH H&EFA (Hillside Village)	6.250		07/01/2042	908,752
					8,225,876

New Jersey—1.9%
3,583,000	Newark, NJ GO1	5.000		07/15/2029	3,824,638
5,000,000	NJ EDA[1]	5.000		06/15/2041	5,268,700
40,000	NJ EDA (Continental Airlines)[1]	4.875		09/15/2019	40,559
3,750,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	4,231,912
2,055,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	5.125		09/01/2052	1,998,775
690,000	NJ EDA (Golden Door Charter School)[1]	6.500		11/01/2052	736,064
1,865,000	NJ EDA (Hatikvah International Academy Charter School)	5.375		07/01/2047	1,858,174
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000		10/01/2034	571,147
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200		10/01/2044	752,760
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300		10/01/2049	503,725
5,000,000	NJ EDA (Marion P Thomas Charter School)	5.375		10/01/2050	4,833,650
195,000	NJ EDA (Marion P Thomas Charter School)	5.500		10/01/2020	195,425
3,430,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	3,809,770

33 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$1,875,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000%		07/15/2047	$1,971,150
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	994,820
650,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2047	685,555
2,630,000	NJ EDA (University Heights Charter School)	5.750		09/01/2050	2,709,873
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000		07/01/2046	4,833,300
5,000,000	NJ Health Care Facilities Financing Authority (Village Drive Healthcare Urban Renewal)	5.750		10/01/2038	4,901,550
44,350,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2046	44,294,563
18,650,000	NJ Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2046	19,309,464
10,000,000	NJ Transportation Trust Fund Authority	4.497	[6]	12/15/2037	4,573,800
3,300,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	3,652,605
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	222,380
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	222,188
					116,996,547

New Mexico—0.1%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	610,055
70,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	68,716
325,000	Mariposa East, NM Public Improvement District	5.900	[3]	09/01/2032	319,040
535,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	506,308
410,000	Mariposa East, NM Public Improvement District	12.874	[6]	03/01/2032	188,600
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,736,543
					3,429,262

New York—13.5%
5,000,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	4,979,300
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[6]	06/01/2055	854,556
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,189,263
5,400,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,242,914
8,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2037	9,685,580
7,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2042	8,438,025
5,000,000	L.I., NY Power Authority[1]	5.000		09/01/2042	5,638,150
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,087,300
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[4]	2.000		01/01/2049	499,359
911,543	Nassau County, NY IDA (Amsterdam at Harborside)	5.500		07/01/2020	914,551
144,966	Nassau County, NY IDA (Amsterdam at Harborside)	5.875		01/01/2023	147,610
922,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	945,074

34 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,761,557	Nassau County, NY IDA (Amsterdam at Harborside)	6.700%		01/01/2049	$1,764,428
6,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	6,109,943
234,000,000	NY Counties Tobacco Trust V	6.732	[6]	06/01/2060	6,903,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[2]	5.125		01/15/2044	38,417,759
5,005,000	NY MTA[1]	5.250		11/15/2056	5,522,767
6,300,000	NY MTA (Green Bond)[1]	5.000		11/15/2035	7,329,420
3,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2042	3,427,650
10,470,000	NY MTA (Green Bond)[1]	5.000		11/15/2051	11,720,223
10,000,000	NY MTA (Green Bond)[2]	5.250		11/15/2057	11,467,075
13,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	14,125,303
4,680,000	NY MTA, Series D1	4.000		11/15/2042	4,705,038
900,000	NY MTA, Series D1	5.250		11/15/2029	1,048,329
900,000	NY MTA, Series D1	5.250		11/15/2033	1,048,329
1,975,000	NYC GO1	5.000		04/01/2039	2,272,119
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	8,728,176
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	5,726,750
17,620,000	NYC Transitional Finance Authority[1]	5.000		05/01/2039	20,260,886
16,810,000	NYC Transitional Finance Authority[2]	5.000		05/01/2041	19,198,692
5,000,000	NYC Transitional Finance Authority (Building Aid)[1]	4.000		07/15/2037	5,298,700
25,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2035	29,127,000
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2037	11,545,600
7,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2036	9,122,883
15,000,000	NYC Transitional Finance Authority (Future Tax)[2]	4.000		08/01/2041	15,500,475
1,360,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		02/01/2032	1,587,759
9,545,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2040	10,851,710
2,450,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2040	2,815,026
53,425,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000		08/01/2041	60,564,183
75,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000		05/01/2042	84,697,500
13,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000		08/01/2042	14,869,108
20,140,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000		08/01/2045	22,705,735
12,095,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2045	13,645,095
25,000,000	NYS DA (Sales Tax)[2]	5.000		03/15/2037	28,972,563
6,500,000	NYS DA (Sales Tax)[1]	5.000		03/15/2037	7,584,460
13,270,000	NYS DA (Sales Tax)[2]	5.000		03/15/2039	15,254,928
15,000,000	NYS DA (Sales Tax)[2]	5.000		03/15/2040	17,193,113
10,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2040	11,464,000
10,000,000	NYS DA (Sales Tax)[2]	5.000		03/15/2041	11,505,325
31,720,000	NYS DA (Sales Tax)[2]	5.000		03/15/2041	36,304,333
5,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2042	5,744,050
15,000,000	NYS DA (Sales Tax)[2]	5.000		03/15/2044	16,858,875
17,600,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	18,267,920
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2037	11,346,300
6,500,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2043	7,282,015
6,705,000	NYS DA (State University of New York)[1]	5.000		07/01/2048	7,552,110
8,320,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2048	9,566,752

35 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750%	11/15/2051	$23,851,702
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	13,613,340
5,150,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)[1]	4.000	01/01/2036	5,188,316
2,525,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2031	2,595,422
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,680,700
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2046	2,635,325
9,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	10,110,090
5,750,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2041	6,528,263
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	208,098
810,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	828,144
11,050,000	Port Authority NY/NJ, 200th Series[2]	5.000	04/15/2057	12,338,561
13,000,000	Port Authority NY/NJ, 205th Series[2]	5.000	05/15/2057	14,608,880
2,000,000	Port Authority NY/NJ, 206th Series[2]	5.000	11/15/2042	2,232,930
19,725,000	Port Authority NY/NJ, 206th Series[2]	5.000	11/15/2047	21,943,680
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,389,612
540,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C7	6.200	03/01/2020	539,152
				827,917,302

North Carolina—0.4%
15,000,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.000	10/01/2055	16,807,050
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750	03/01/2031	1,845,443
5,415,000	NC Turnpike Authority[1]	5.000	01/01/2038	6,148,245
				24,800,738

Ohio—8.0%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[2]	5.000	06/01/2038	10,363,240
7,385,000	Brecksville-Broadview Heights, OH City School District[1]	5.250	12/01/2054	8,249,045
10,975,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	10,277,100
17,320,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	16,371,037
9,195,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	8,609,830
43,385,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	40,567,578
85,985,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	80,064,073

36 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000%		06/01/2042	$12,429,481
62,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[3]	06/01/2037	61,052,191
66,920,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	66,337,127
733,800,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.535	[6]	06/01/2052	18,763,266
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000		07/01/2043	6,132,841
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.250		01/15/2034	1,026,370
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.375		01/15/2043	1,024,650
2,250,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.500		01/15/2052	2,310,187
815,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.250		12/01/2038	890,811
735,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2043	808,743
2,900,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2053	3,183,620
205,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	207,409
14,550,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2052	15,663,511
4,900,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2057	5,268,137
36,060,000	Gallia County, OH Hospital Facilities (Holzer/ HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	39,788,965
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,597,639
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	20,062
345,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	344,203
10,000,000	Montgomery County, OH (Miami Valley Hospital)[2]	5.750		11/15/2023	10,593,775
1,090,000	Norwood, OH Special Obligation (Central Parke)[1]	6.000		12/01/2046	1,096,976
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	3.100	[10]	03/01/2023	1,590,000
7,750,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	3.750	[10]	12/01/2023	6,161,250
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	4.250	[10]	08/01/2029	10,633,075
700,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	5.625		06/01/2018	689,500
5,400,000	OH HFA (Sanctuary at Springboro)	5.450		01/01/2038	5,380,776
23,700,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000		10/01/2041	24,374,739

37 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$5,750,000	OH Higher Educational Facility Commission (Menorah Park)[1]	5.250%		01/01/2048	$5,724,298
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)[4]	3.000		05/15/2019	1,192,500
1,125,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[7]	6.300		02/15/2024	1,101,803
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	2,386,350
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,386,426
1,225,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.125		01/15/2034	1,247,675
1,700,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.375		01/15/2051	1,733,303
1,459,813	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	1,370,516
					491,014,078

Oklahoma—0.3%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
14,000,000	OK Devel. Finance Authority (OU Medicine)[1]	5.500		08/15/2057	15,544,900
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500		09/01/2026	100,308
					19,645,208

Oregon—0.4%
17,045,000	Clackamas County, OR School District No. 62C (Oregon City)[1]	5.000		06/15/2049	19,450,731
700,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	739,893
2,625,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.250		06/15/2051	2,484,484
1,740,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.750		06/15/2046	1,762,029
					24,437,137

Pennsylvania—3.2%
17,800,000	Allegheny County, PA HDA (Allegheny Health Network)[1]	5.000		04/01/2047	19,351,982
1,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2033	1,080,580
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2042	3,193,890
8,000,000	Allentown, PA Neighborhood Improvement Zone	5.375		05/01/2042	8,124,480
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)[4]	4.500	[10]	06/01/2028	21,965,500
2,700,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000		11/01/2041	3,314,574
5,180,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	5,011,598
525,000	Chester County, PA IDA (Woodlands at Graystone)	5.000		03/01/2038	527,641

38 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,050,000	Chester County, PA IDA (Woodlands at Graystone)	5.125%		03/01/2048	$1,056,394
2,750,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	2,941,070
3,215,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,430,212
5,000	Lancaster, PA GO1	4.000		11/01/2040	5,126
4,775,000	Lancaster, PA GO1	4.000		11/01/2043	4,871,455
185,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	193,960
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	525,285
1,010,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.000		12/01/2032	986,295
1,705,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.250		12/01/2037	1,666,996
500,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.300		12/01/2038	476,385
3,140,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.375		12/01/2047	3,004,666
1,742,591	Northampton County, PA IDA (Northampton Generating)[5,8,9]	5.000		12/31/2023	522,777
8,238,655	Northampton County, PA IDA (Northampton Generating)[5,8,9]	5.000		12/31/2023	2,471,596
15,000,000	PA EDFA (FirstEnergy Generation)[4]	4.500	[10]	06/01/2028	14,775,000
1,210,000	PA EDFA (UPMC/M-WHOUPMC/UPMC-P/UPMC- PS/UPMC-SM Obligated Group)[1]	4.000		03/15/2036	1,247,643
11,500,000	PA Geisinger Authority Health System, Series A2	5.250		06/01/2039	11,627,621
2,150,000	PA GO1	4.000		09/15/2031	2,312,002
2,980,000	PA GO1	4.000		09/15/2032	3,179,332
12,500,000	PA GO1	4.000		03/01/2035	13,081,125
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,458,800
1,370,000	PA HEFA (Ursinus College)[1]	5.000		01/01/2027	1,450,049
13,395	PA HFA Multifamily Hsg. (Country Commons Apartments)[1]	3.600		08/01/2035	13,572
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,174,750
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	22,562,200
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	1,143,210
725,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2022	748,432
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	2,050,380
8,430,000	Philadelphia, PA Authority for Industrial Devel. (University of the Arts)[1]	5.000		03/15/2045	8,237,206
2,390,000	Philadelphia, PA Gas Works[1]	5.000		10/01/2033	2,690,423

39 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625%		07/01/2036	$3,580,078
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	5,568,938
785,000	Reading, PA School District[1]	5.000		03/01/2035	892,011
720,000	Reading, PA School District[1]	5.000		03/01/2036	815,206
5,470,000	York, PA GO1	7.250		11/15/2041	6,210,693
					194,541,133

Rhode Island—0.3%
44,240,000	Central Falls, RI Detention Facility[4]	7.250		07/15/2035	7,963,200
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2035	5,245,350
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2040	5,177,750
					18,386,300

South Carolina—1.1%
6,295,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,299,344
12,555,000	Lancaster County, SC School District[2]	4.000		03/01/2036	13,179,577
12,791,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[5]	6.200		11/01/2036	11,082,506
6,915,055	SC Connector 2000 Assoc. Toll Road, Series B	2.871	[6]	01/01/2020	6,486,460
186,954	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[6]	01/01/2026	111,226
7,875,561	SC Connector 2000 Assoc. Toll Road, Series B	6.620	[6]	01/01/2024	5,471,388
1,500,000	SC Ports Authority[1]	5.000		07/01/2043	1,658,715
1,500,000	SC Ports Authority[1]	5.000		07/01/2055	1,625,160
11,000,000	SC Public Service Authority[1]	5.000		12/01/2055	11,514,800
5,070,000	SC Public Service Authority (Santee Cooper)[1]	5.000		12/01/2029	5,350,929
6,465,000	SC Public Service Authority (Santee Cooper)[1]	5.500		12/01/2033	7,145,958
					69,926,063

Tennessee—0.5%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[6]	12/01/2022	830,350
10,765,000	Memphis, TN GO1	4.000		06/01/2047	11,025,728
7,250,000	Memphis-Shelby County, TN Airport Authority[1]	5.000		07/01/2043	8,011,105
600,000	Nashville, TN Metropolitan Development & Hsg.
	Agency (Fifth & Broadway Devel. District)[1]	5.125		06/01/2036	623,628
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	8,564,760
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	317,500
					29,373,071

Texas—9.9%
890,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.000		09/01/2037	866,860
1,475,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.250		09/01/2047	1,428,301
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000		06/15/2046	1,325,795

40 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$785,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000%	08/15/2053	$727,671
4,115,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)[1,7]	5.750	08/15/2043	4,143,970
675,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250	09/01/2045	684,234
260,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750	12/01/2028	235,867
15,135,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[4]	7.000	11/01/2039	6,054,000
625,000	Celina, TX Special Assessment[1]	5.375	09/01/2028	633,687
400,000	Celina, TX Special Assessment[1]	5.500	09/01/2032	403,840
1,100,000	Celina, TX Special Assessment[1]	5.875	09/01/2040	1,108,921
1,870,000	Celina, TX Special Assessment[1]	6.250	09/01/2045	1,919,331
3,970,000	Celina, TX Special Assessment	7.500	09/01/2045	4,215,624
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	984,870
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750	08/15/2041	821,790
5,000,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.000	08/15/2038	5,059,000
1,250,000	Crane, TX Independent School District[1]	5.000	02/15/2030	1,253,525
5,000,000	Cypress-Fairbanks, TX Independent School District[1]	4.000	02/15/2043	5,203,900
4,250,000	Denton, TX Independent School District[1]	4.000	08/15/2048	4,349,917
34,970,000	Denton, TX Independent School District[2]	5.000	08/15/2045	39,531,130
1,300,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125	09/01/2028	1,320,085
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500	09/01/2036	1,517,490
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750	09/01/2043	2,016,220
2,100,000	Galveston, TX Special Assessment	5.625	09/01/2028	1,748,061
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,002,661
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	2,821,070
15,000,000	Grand Parkway, TX Transportation Corp.[2]	5.000	10/01/2043	17,038,163
32,525,000	Grand Parkway, TX Transportation Corp.[2]	5.000	10/01/2048	36,753,410
5,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000	10/01/2048	5,650,050
10,000,000	Grand Parkway, TX Transportation Corp.[2]	5.000	04/01/2053	10,735,200
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[4,5]	7.000	12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	20,146
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,316,622
8,250,000	Houston, TX Airport System (United Airlines)[1]	5.000	07/15/2028	9,459,615
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	479,231
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	418,638

41 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000%	08/15/2036	$509,705
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	762,337
7,500,000	Katy, TX Independent School District[1]	4.000	02/15/2047	7,691,700
5,000,000	Katy, TX Independent School District[1]	4.000	02/15/2048	5,106,050
400,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1]	5.375	09/01/2028	395,712
600,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1]	5.750	09/01/2038	586,200
575,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1]	5.875	09/01/2044	561,959
12,875,000	Little Elm, TX Independent School District[1]	5.000	08/15/2046	14,788,869
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375	09/15/2035	446,314
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500	09/15/2040	393,028
8,750,000	Mission, TX EDC (Carbonlite Recycling)	6.500	12/01/2033	8,607,375
20,000,000	Mission, TX EDC (Natgasoline)[1]	4.625	10/01/2031	20,432,400
3,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2033	3,161,850
2,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2034	2,098,780
3,280,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2035	3,424,648
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2046	706,062
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2051	1,207,560
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)[1]	5.125	08/15/2047	2,083,415
8,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy at Midtown Park)	5.500	07/01/2054	8,198,603
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2037	1,026,600
13,435,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2047	13,599,982
2,500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Presbyterian Village-North)[1]	5.250	10/01/2049	2,503,575
500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2038	551,910

42 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000%		07/01/2048	$1,903,825
2,400,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000		07/01/2058	2,578,728
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2031	393,459
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2046	1,891,785
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2051	1,887,060
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.375		11/15/2036	398,380
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500		11/15/2046	648,102
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500		11/15/2052	989,300
1,080,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)[1]	5.000		04/01/2048	1,040,785
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)[1]	5.000		04/01/2048	2,293,795
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,357,135
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	852,408
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,112,689
375,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2038	377,745
750,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2048	753,143
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[10]	01/01/2043	1,626,336
38,000,000	North Central TX HFDC (Children’s Medical Center)[2]	5.750		08/15/2039	38,774,915
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	658,465
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	965,210

43 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$5,975,000	Prosper, TX Independent School District[1]	5.000%	02/15/2044	$6,812,695
6,300,000	Prosper, TX Independent School District[1]	5.000	02/15/2048	7,177,905
2,000,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500	10/01/2046	2,137,540
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000	11/15/2049	3,395,220
455,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000	09/15/2046	427,049
1,995,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150	01/01/2043	2,017,145
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[4,5]	7.500	07/01/2038	8,582,400
11,000,000	Sherman, TX Independent School District[1]	5.000	02/15/2045	12,566,620
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[4]	5.750	11/15/2037	3,009,900
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2047	3,785,075
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2052	2,156,000
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[2]	5.000	12/01/2033	13,831,763
27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125	01/01/2046	30,234,561
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2032	1,177,650
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2033	1,173,200
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2034	1,169,360
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2035	2,330,480
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2037	1,155,430
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[4,5]	6.500	11/01/2029	346
53,695,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	61,802,408
1,250,000	TX Private Activity (NTE Mobility Partners)[1]	6.875	12/31/2039	1,297,738
400,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	400,308
410,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	410,426
215,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	206,239
5,000,000	TX Water Devel. Board[1]	4.000	10/15/2041	5,170,600
13,000,000	TX Water Devel. Board[1]	5.000	04/15/2049	14,878,760
33,660,000	TX Water Devel. Board[2]	5.000	04/15/2049	38,498,348
13,515,000	TX Water Devel. Board[2]	5.000	10/15/2053	15,409,862
2,033,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,033,305
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	6,177,694
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,175,325
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,019,366

44 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$10,000,000	Ysleta, TX Independent School District[1]	5.000%		08/15/2045	$11,134,100
					606,351,724

Utah—0.5%
195,000	Hideout, UT Local District No. 1 Special Assessment	7.750		08/01/2024	208,980
610,000	Hideout, UT Local District No. 1 Special Assessment	8.250		08/01/2034	636,669
4,000,000	Salt Lake City, UT Airport[1]	5.000		07/01/2048	4,429,960
495,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	496,366
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000		07/15/2032	1,758,558
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250		07/15/2042	3,874,567
1,385,000	UT Charter School Finance Authority (Esperanza Elementary School)	5.250		10/15/2048	1,323,783
4,810,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.250		06/15/2037	4,781,669
6,015,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.375		06/15/2048	5,914,249
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300		07/15/2032	799,537
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550		07/15/2042	1,745,665
800,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	800,016
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2036	419,648
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2046	853,726
					28,043,393

Vermont—0.1%
960,000	East Central, VT Telecommunications District	5.600		12/01/2043	948,499
1,450,000	East Central, VT Telecommunications District	5.750		12/01/2036	1,508,711
1,650,000	VT EDA (Casella Waste Systems)[1]	4.625	[10]	04/01/2036	1,654,191
					4,111,401

Virginia—0.4%
1,608,000	Celebrate, VA North CDA Special Assessment[4,5]	6.750		03/01/2034	964,800
4,562,000	Celebrate, VA South CDA Special Assessment[4,5]	6.250		03/01/2037	2,121,330
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2046	8,716,960
1,258,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,161,474
2,876,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,655,325
1,965,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050		03/01/2054	358,612

45 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$2,900,000	New Port, VA CDA[4,5]	5.600%		09/01/2036	$1,319,500
1,750,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	5.000		09/01/2037	1,829,362
2,350,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	5.000		09/01/2045	2,434,435
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)[1]	5.550		01/01/2037	2,181,902
1,690,000	VA Small Business Financing Authority (Covanta Holding Corp.)[1]	5.000	[10]	01/01/2048	1,723,378
1,515,000	VA Tobacco Settlement Financing Corp.[1]	5.000		06/01/2047	1,433,766
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[4,5]	6.375		03/01/2019	48
					26,900,892

Washington—1.8%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	764,213
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	199,998
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	50,030
3,000,000	Port of Seattle, WA Revenue[1]	5.000		05/01/2043	3,308,310
2,909,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,909,387
1,500,000	Tes Properties, WA2	5.500		12/01/2029	1,518,206
12,000,000	Tes Properties, WA2	5.625		12/01/2038	12,144,240
21,710,000	WA EDFA (Columbia Pulp I)	7.500		01/01/2032	24,344,074
2,425,000	WA GO1	5.000		02/01/2030	2,884,901
12,640,000	WA GO1	5.000		08/01/2040	14,400,752
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[2]	6.375		10/01/2036	18,180,180
17,410,000	WA Health Care Facilities Authority (Peacehealth)[2]	5.000		11/01/2028	17,810,865
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2045	1,064,490
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2050	1,804,975
500,000	WA Kalispel Tribe Indians Priority District[1]	5.000		01/01/2032	539,085
2,250,000	WA Kalispel Tribe Indians Priority District[1]	5.000		01/01/2032	2,425,883
3,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250		01/01/2038	3,202,080
1,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250		01/01/2038	1,067,360
					108,619,029

West Virginia—0.6%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	3,011,010
4,500,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	4,512,825
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[4]	7.000		06/01/2035	13,572,500
3,435,000	Monongalia County, WV Special District Excise Tax (University Town Center)	5.750		06/01/2043	3,528,364

46 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
West Virginia (Continued)
$10,465,000	Ohio County, WV Devel. Authority (Ohio County Sports Complex)	5.000%		09/01/2048	$10,258,630
					34,883,329

Wisconsin—3.2%
3,000,000	WI H&EFA (AE Nursing Centers)[4]	7.250		06/01/2038	1,500,000
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	792,773
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,129,915
63,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750		08/01/2031	68,441,940
33,850,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000		12/01/2050	38,038,599
2,075,000	WI Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)[1]	5.125		06/01/2048	2,076,722
7,900,000	WI Public Finance Authority (CHF-Wilmington- University of North Carolina)[1]	5.000		07/01/2058	8,418,319
1,821,047	WI Public Finance Authority (Conference Center & Hotel)	5.360	[6]	01/01/2067	47,675
151,210	WI Public Finance Authority (Conference Center & Hotel)	5.449	[6]	01/01/2066	3,981
7,358,195	WI Public Finance Authority (Conference Center & Hotel)[9]	5.500		07/01/2056	6,894,555
140,331	WI Public Finance Authority (Conference Center & Hotel)	5.542	[6]	01/01/2065	3,716
142,507	WI Public Finance Authority (Conference Center & Hotel)	5.638	[6]	01/01/2064	3,795
145,770	WI Public Finance Authority (Conference Center & Hotel)	5.738	[6]	01/01/2063	3,904
149,034	WI Public Finance Authority (Conference Center & Hotel)	5.841	[6]	01/01/2062	4,015
153,385	WI Public Finance Authority (Conference Center & Hotel)	5.948	[6]	01/01/2061	4,157
155,561	WI Public Finance Authority (Conference Center & Hotel)	6.059	[6]	01/01/2060	4,241
158,824	WI Public Finance Authority (Conference Center & Hotel)	6.175	[6]	01/01/2059	4,357
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.294	[6]	01/01/2058	4,504
167,527	WI Public Finance Authority (Conference Center & Hotel)	6.418	[6]	01/01/2057	4,652
151,210	WI Public Finance Authority (Conference Center & Hotel)	6.548	[6]	01/01/2056	4,226
154,473	WI Public Finance Authority (Conference Center & Hotel)	6.682	[6]	01/01/2055	4,345
157,737	WI Public Finance Authority (Conference Center & Hotel)	6.823	[6]	01/01/2054	4,467
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.969	[6]	01/01/2053	4,652

47 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$165,352	WI Public Finance Authority (Conference Center & Hotel)	7.122%[6]		01/01/2052	$4,746
127,277	WI Public Finance Authority (Conference Center & Hotel)	7.282	[6]	01/01/2051	3,680
129,453	WI Public Finance Authority (Conference Center & Hotel)	7.449	[6]	01/01/2050	3,768
133,804	WI Public Finance Authority (Conference Center & Hotel)	7.624	[6]	01/01/2049	3,924
135,980	WI Public Finance Authority (Conference Center & Hotel)	7.807	[6]	01/01/2048	4,018
155,561	WI Public Finance Authority (Conference Center & Hotel)	8.000	[6]	01/01/2047	4,634
865,000	WI Public Finance Authority (DHSEP/NMA/CAA/ HCA/HAA/HA/LV/MwA/WA/WHA Obligated Group)[1]	5.000		12/01/2052	841,559
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000		12/01/2045	5,244,512
3,800,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150		12/01/2050	3,843,282
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350		12/01/2052	6,925,461
1,055,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[6]	10/01/2042	507,233
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,454,979
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)[5]	36.095	[6]	10/01/2042	41,200
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	664,712
7,720,000	WI Public Finance Authority (University of Kansas)[1]	5.000		03/01/2046	8,409,705
7,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)[1]	5.000		09/30/2049	7,539,350
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,299,850
1,175,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,234,008
1,345,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	1,403,924
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,818,454
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,919,650

48 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	5.250%		01/01/2052	$11,331,873
					192,904,032

U.S. Possessions—12.0%
25,745,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	23,250,052
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,346
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	10,931,750
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	232,500
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	23,282,550
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	3,175,375
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	7,300,975
30,945,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	29,397,750
10,790,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	10,910,632
33,540,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	33,914,977
91,100,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	92,118,498
28,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.749	[6]	05/15/2050	3,718,400
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352	[6]	05/15/2055	8,374,078
285,000	Puerto Rico Commonwealth GO, AGC[11]	3.542		07/01/2020	285,712
1,500,000	Puerto Rico Commonwealth GO4	5.000		07/01/2024	849,375
2,550,000	Puerto Rico Commonwealth GO4	5.000		07/01/2033	1,179,375
10,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2034	10,225
1,660,000	Puerto Rico Commonwealth GO4	5.000		07/01/2034	939,975
6,765,000	Puerto Rico Commonwealth GO4	5.000		07/01/2041	3,128,812
450,000	Puerto Rico Commonwealth GO4	5.125		07/01/2031	253,687
2,000,000	Puerto Rico Commonwealth GO4	5.125		07/01/2037	930,000
5,000	Puerto Rico Commonwealth GO, AGC	5.250		07/01/2024	5,296
1,920,000	Puerto Rico Commonwealth GO4	5.250		07/01/2026	1,087,200
2,165,000	Puerto Rico Commonwealth GO4	5.250		07/01/2037	1,225,931
40,000	Puerto Rico Commonwealth GO4	5.500		07/01/2018	22,450
3,255,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	1,513,575
14,695,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	6,833,175
340,000	Puerto Rico Commonwealth GO4	5.500		07/01/2027	158,100
11,540,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	6,505,675
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750		07/01/2037	1,387,758
3,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2038	1,691,250
65,250,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	35,316,562
2,625,000	Puerto Rico Commonwealth GO4	6.000		07/01/2035	1,499,531
9,265,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	5,292,631
12,250,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	7,028,437
14,550,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	8,348,062
13,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	7,458,750
1,545,000	Puerto Rico Commonwealth GO4	8.000		07/01/2035	714,562
1,501,705	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	970,477
1,501,705	Puerto Rico Electric Power Authority[4]	10.000		07/01/2019	970,477
1,629,052	Puerto Rico Electric Power Authority[4]	10.000		01/01/2021	1,052,775
1,629,051	Puerto Rico Electric Power Authority[4]	10.000		07/01/2021	1,052,774

49 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$543,017	Puerto Rico Electric Power Authority[4]	10.000%		01/01/2022	$350,925
543,018	Puerto Rico Electric Power Authority[4]	10.000		07/01/2022	350,925
3,100,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2029	1,933,625
11,925,000	Puerto Rico Electric Power Authority, Series A4	5.050		07/01/2042	7,438,219
480,000	Puerto Rico Electric Power Authority, Series A4	7.000		07/01/2040	304,200
9,080,000	Puerto Rico Electric Power Authority, Series A4	7.000		07/01/2043	5,754,450
160,000	Puerto Rico Electric Power Authority, Series A4	7.250		07/01/2030	101,400
40,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2021	25,050
40,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2022	25,050
10,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2023	6,263
4,570,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2026	2,861,963
2,600,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2028	1,628,250
445,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2029	278,681
95,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	59,494
310,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2022	193,363
35,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2024	21,831
20,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2025	12,475
285,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2027	177,769
540,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2028	336,825
2,570,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250		07/01/2027	1,609,463
185,000	Puerto Rico Electric Power Authority, Series DDD[4]	5.000		07/01/2022	115,394
15,000	Puerto Rico Electric Power Authority, Series NN4	5.500		07/01/2020	9,431
170,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2017	105,612
20,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2018	12,425
5,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2020	3,119
55,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2021	34,306
210,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2022	130,988
280,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2023	174,650
15,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2024	9,356
895,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2026	558,256
1,990,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2027	1,241,263
3,680,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2032	2,295,400
390,000	Puerto Rico Electric Power Authority, Series UU4	2.150	[10]	07/01/2017	227,663
7,905,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000		07/01/2026	8,171,478
22,000,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2033	23,428,460
685,000	Puerto Rico Electric Power Authority, Series WW4	5.000		07/01/2028	427,269
415,000	Puerto Rico Electric Power Authority, Series WW4	5.250		07/01/2033	259,894
85,000	Puerto Rico Electric Power Authority, Series WW4	5.375		07/01/2022	53,231
390,000	Puerto Rico Electric Power Authority, Series WW4	5.375		07/01/2024	244,238
60,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2021	37,725
605,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2038	380,394
10,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2026	6,263
845,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2027	529,181
2,660,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2035	1,665,825
28,430,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	17,804,288
18,575,000	Puerto Rico Electric Power Authority, Series XX4	5.750		07/01/2036	11,679,031

50 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$190,000	Puerto Rico Electric Power Authority, Series ZZ4	4.625%	07/01/2025	$117,658
820,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2017	509,425
95,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2021	59,256
850,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2022	530,188
215,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2024	134,106
10,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2026	6,238
25,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2021	15,656
50,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2022	31,313
275,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2025	172,219
1,135,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2026	710,794
215,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2023	222,342
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2027	46,439
2,175,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	293,625
1,360,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	918,000
250,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2029	250,197
1,035,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2035	698,625
7,895,000	Puerto Rico Highway & Transportation Authority[4]	5.300	07/01/2035	5,329,125
25,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2023	27,066
5,000,000	Puerto Rico Highway & Transportation Authority[4]	5.500	07/01/2029	3,375,000
3,250,000	Puerto Rico Highway & Transportation Authority[4]	5.500	07/01/2030	2,193,750
50,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2019	50,439
350,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.750	07/01/2021	271,250
9,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2022	9,409,590
605,000	Puerto Rico Highway & Transportation Authority, Series H4	5.450	07/01/2035	179,987
4,715,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000	07/01/2046	1,402,712
5,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2031	750,000
3,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	450,000
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500	10/01/2037	1,478,250
25,000	Puerto Rico Infrastructure Financing Authority, AGC[1]	5.000	07/01/2041	25,370
5,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	5,369,375
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000	07/01/2033	4,207,626
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	290,250
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	96,500
25,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250	07/01/2019	25,248
3,870,000	Puerto Rico Public Buildings Authority[4]	5.000	07/01/2032	2,409,075
150,000	Puerto Rico Public Buildings Authority[4]	5.000	07/01/2037	93,375

51 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$100,000	Puerto Rico Public Buildings Authority[4]	5.250%		07/01/2023	$50,250
73,395,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	36,880,987
260,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2023	146,250
200,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2037	124,500
5,860,000	Puerto Rico Public Buildings Authority[4]	5.625		07/01/2039	3,647,850
12,845,000	Puerto Rico Public Buildings Authority[4]	5.750		07/01/2022	7,225,312
7,000,000	Puerto Rico Public Buildings Authority[4]	5.875		07/01/2039	3,937,500
8,825,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	4,964,062
12,000,000	Puerto Rico Public Buildings Authority[4]	6.125		07/01/2023	7,500,000
5,100,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2026	3,187,500
4,980,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	3,112,500
1,515,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	943,087
49,020,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	2,696,100
9,500,000	Puerto Rico Sales Tax Financing Corp.[4]	6.900	[3]	08/01/2026	4,583,750
220,000	Puerto Rico Sales Tax Financing Corp. (Build America Bonds)[4]	5.750		08/01/2042	105,600
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A4	0.000	[3]	08/01/2033	17,743,877
1,590,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000		08/01/2019	779,100
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000		08/01/2024	798,700
15,735,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000		08/01/2043	7,710,150
11,885,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2027	5,823,650
41,045,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.375		08/01/2039	20,112,050
700,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2023	343,000
4,145,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2028	2,031,050
41,650,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.750		08/01/2037	20,408,500
44,365,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.826	[6]	08/01/2043	11,171,994
46,950,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[6]	08/01/2042	12,507,480
17,500,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.830	[6]	08/01/2041	4,931,675
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A4	7.886	[6]	08/01/2034	1,138,757
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A4	8.691	[6]	08/01/2035	5,279,568
30,980,000	Puerto Rico Sales Tax Financing Corp., Series A-1[4]	5.250		08/01/2043	15,180,200
330,000	Puerto Rico Sales Tax Financing Corp., Series C4	4.000		08/01/2026	273,075
300,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.000		08/01/2035	147,000
135,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.000		08/01/2046	111,713
54,720,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.250		08/01/2041	26,812,800
3,670,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.375		08/01/2036	1,798,300
5,290,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.375		08/01/2038	2,592,100
19,555,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	16,181,763
50,000	University of Puerto Rico, Series P	5.000		06/01/2021	48,750
100,000	University of Puerto Rico, Series P	5.000		06/01/2022	97,000
5,000,000	University of Puerto Rico, Series P	5.000		06/01/2030	4,650,000

52 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,025,000	University of Puerto Rico, Series Q	5.000%		06/01/2036	$922,500
					738,255,922
Total Municipal Bonds and Notes (Cost $7,509,572,886)					7,038,251,204

Corporate Bonds and Notes—0.1%
2,890,000	TX German Pellets Series Secured Note Series 2016[1,5,13,14]	8.000		03/29/2019	2,312,000
3,030,000	TX German Pellets Series Secured Note Series 2016[1,5,13,14]	8.000		03/29/2019	2,424,000
Total Corporate Bonds and Notes (Cost $5,920,000)					4,736,000

Corporate Loans—0.0%
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,14]	9.000	[10]	11/15/2019	520,727
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,14]	9.000	[10]	11/15/2019	260,364
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,14]	9.000	[10]	11/15/2019	446,338
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,14]	9.000	[10]	11/15/2019	204,571
1,350,000	Central Falls, RI Detention Facility Promissory Note[5,14]	11.250	[10]	2/22/2019	1,350,000
Total Corporate Loans (Cost $20,600,000)					2,782,000

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[14]				379,573
2,919	General Motors Co.[14]				113,899
Total Common Stocks (Cost $54,137)					493,472

Total Investments, at Value (Cost $7,536,147,023)—114.9%					7,046,262,676
Net Other Assets (Liabilities)—(14.9)					(914,657,337)
Net Assets—100.0%					$6,131,605,339

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

6. Zero coupon bond reflects effective yield on the original acquisition date.

53 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9. Interest or dividend is paid-in-kind, when applicable.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

13. Restricted security. The aggregate value of restricted securities at period end was $4,736,000, which represents 0.08% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
TX German Pellets Series Secured Note
Series 2016, 8.00%, 3/29/19	6/15/16	$2,890,000	$2,312,000	$(578,000)
TX German Pellets Series Secured Note
Series 2016, 8.00%, 3/29/19	4/24/17	3,030,000	2,424,000	(606,000)

		$5,920,000	$4,736,000	$(1,184,000)

14. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AAD	AHFO-Arbors at Denton
AAHI	AHFO-Arbors at Huntsville I
AAHII	AHFO-Arbors at Huntsville II
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGC	Assured Guaranty Corp.
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
AHFO	Atlantic Hsg. Foundation
AHFP	American Housing Foundation Properties
ANSHN	Advocate North Side Health Network
APH	AHFO-Palm House
ASU	Arizona State University
AW	AHFO-Westfield
AWHC	AHFO-Windover Health Club
BethH	Bethesda Hospital
BHI	Baptist Homes of Indiana
BHlth	Bethesda Health
BHM	Baptist Hospital of Miami
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care

54 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CAA	Cooks Avenue Affordable
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children’s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CHSTX	Children’s Health System of Texas
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COHF	Collegiate Housing Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DHSEP	Dogwoood Housing Southeast Portfolio
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EFC	Environmental Facilities Corp.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FBA	FFAH Beaumont Avenue
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court
FGIC	Financial Guaranty Insurance Co.
FHlth	Fishermen’s Health
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
GSSH	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HA	Heatherwood Affordable
HAA	Hidden Acres Affordable

55 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HCA	Hickory Creek Affordable
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
L.I.	Long Island
LCMAS	Little Company of Mary Ancillary Services Corp.
LV	Lakeview Affordable
M-WHOUPMC	Magee-Womens Hospital of UPMC
MarH	Mariners Hospital
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
MwA	Mary Washington Hospital
NCCD	National Campus and Community Development
NMA	New Main Affordable
NPFGC	National Public Finance Guarantee Corp.
NTE	North Texas Express
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OU	Oklahoma University
PacMedC	PacMed Clinic
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic

56 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PCTC	Presence Care Transformation Corp.
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHC	Piedmont Healthcare
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network
PHosp	Piedmont Hospital
PHS	Pinnacle Health System
PH&SWW	Providence Health & Services - Western Washington
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PSJH	Providence St. Joseph Health
PSJHCtr	Providence St. John’s Health Center
PSJMC	Providence St. Joseph Medical Center
PSSC	Presence Senior Services - Chicagoland
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SE	Swedish Edmonds
SHlthS	Swedish Health Services
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SL2016	Senior Living 2016
SLC	Senior Living Chesteron
SLF	Senior Living Fairfield
SLFW	Senior Living Fort Wayne
SLW	Senior Living Waterville
SMH	South Miami Hospital
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center

57 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
TFA	Transportation Finance Authority
UDC	Urban Development Corporation
UMEP	UME Preparatory Academy
UPMC	University of Pittsburgh Medical Center
UPMC-P	UPMC Passavant
UPMC-PS	UPMC Presbyterian Shadyside
UPMC-SM	UPMC St Margaret
VOA	Volunteers of America
WA	Westlake Affordable
WAFMH	W A Foote Memorial Hospital
WHA	Weeden Heights Affordable
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2019 Unaudited

Assets
Investments, at value (cost $7,536,147,023)—see accompanying statement of investments	$7,046,262,676

Cash	814,354

Receivables and other assets:
Interest	71,178,345
Investments sold on a when-issued or delayed delivery basis	29,551,590
Shares of beneficial interest sold	8,681,612
Other	1,133,518

Total assets	7,157,622,095
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	896,885,000
Payable for borrowings (See Note 9)	59,900,000
Investments purchased (including $53,122,350 purchased on a when-issued or delayed delivery basis)	53,127,402
Dividends	7,508,678
Shares of beneficial interest redeemed	6,765,426
Distribution and service plan fees	811,076
Trustees’ compensation	566,821
Interest expense on borrowings	139,293
Shareholder communications	20,881
Other	292,179

Total liabilities	1,026,016,756
Net Assets	$6,131,605,339

Composition of Net Assets
Paid-in capital	$7,985,616,949

Total accumulated loss	(1,854,011,610)

Net Assets	$6,131,605,339

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,116,404,949 and 428,387,107 shares of beneficial interest outstanding)	$7.27

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.63

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,201,833,356 and 165,945,890 shares of beneficial interest outstanding)	$7.24

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,813,367,034 and 249,551,266 shares of beneficial interest outstanding)	$7.27

See accompanying Notes to Financial Statements.

59 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2019 Unaudited

Investment Income
Interest	$164,827,071
Dividends	4,906

Total investment income	164,831,977

Expenses
Management fees	11,484,631
Distribution and service plan fees:
Class A	3,892,779
Class C	5,539,344
Transfer and shareholder servicing agent fees:
Class A	1,573,479
Class C	615,590
Class Y	894,211
Shareholder communications:
Class A	19,393
Class C	11,460
Class Y	10,502
Interest expense and fees on short-term floating rate notes issued (See Note 4)	10,877,325
Borrowing fees	3,719,128
Interest expense on borrowings	1,082,502
Custodian fees and expenses	70,790
Trustees’ compensation	44,580
Other	1,673,744

Total expenses	41,509,458
Net Investment Income	123,322,519
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(149,568,734)
Net change in unrealized appreciation/(depreciation) on investment transactions	109,834,440

Net Increase in Net Assets Resulting from Operations	$83,588,225

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019	Year Ended
	(Unaudited)	July 31, 2018[1]

Operations
Net investment income	$123,322,519	$276,050,998

Net realized loss	(149,568,734)	(137,548,911)

Net change in unrealized appreciation/(depreciation)	109,834,440	210,391,735

Net increase in net assets resulting from operations	83,588,225	348,893,822

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(72,118,338)	(159,145,298)
Class B2	—	(329,684)
Class C	(24,311,181)	(56,369,148)
Class Y	(43,344,469)	(74,938,103)

Total dividends and distributions declared	(139,773,988)	(290,782,233)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(21,244,245)	(46,720,186)
Class B2	—	(14,915,107)
Class C	(18,270,561)	(79,703,206)
Class Y	6,590,873	470,600,102

Total beneficial interest transactions	(32,923,933)	329,261,603

Net Assets
Total increase (decrease)	(89,109,696)	387,373,192
Beginning of period	6,220,715,035	5,833,341,843

End of period	$6,131,605,339	$6,220,715,035

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Notes 2-New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

61 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2019 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$83,588,225

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,865,277,989)
Proceeds from disposition of investment securities	1,796,248,546
Short-term investment securities, net	66,095,225
Premium amortization	20,034,698
Discount accretion	(31,674,807)
Net realized loss on investment transactions	149,568,734
Net change in unrealized appreciation/depreciation on investment transactions	(109,834,440)
Change in assets:
Decrease in other assets	1,230,924
Increase in interest receivable	(2,518,145)
Decrease in receivable for securities sold	62,828,657
Change in liabilities:
Decrease in other liabilities	(83,779)
Decrease in payable for securities purchased	(138,011,392)

Net cash provided by operating activities	32,194,457

Cash Flows from Financing Activities
Proceeds from borrowings	1,028,500,000
Payments on borrowings	(1,101,500,000)
Payments/proceeds on short-term floating rate notes issued	212,960,000
Proceeds from shares sold	925,591,914
Payments on shares redeemed	(1,078,115,362)
Cash distributions paid	(19,251,151)

Net cash used in financing activities	(31,814,599)

Net increase in cash	379,858

Cash, beginning balance	434,496

Cash, ending balance	$814,354

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $118,041,411.

Cash paid for interest on borrowings—$1,025,563.

Cash paid for interest on short-term floating rate notes issued—$10,877,325.

See accompanying Notes to Financial Statements.

62 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.34	$7.27	$7.37	$6.86	$7.01	$6.87
Income (loss) from investment operations:
Net investment income[1]	0.15	0.36	0.39	0.46	0.51	0.50
Net realized and unrealized gain (loss)	(0.05)	0.08	(0.07)	0.52	(0.18)	0.13
Total from investment operations	0.10	0.44	0.32	0.98	0.33	0.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.37)	(0.42)	(0.47)	(0.48)	(0.49)
Net asset value, end of period	$7.27	$7.34	$7.27	$7.37	$6.86	$7.01

Total Return, at Net Asset Value[2]	1.36%	6.34%	4.47%	14.91%	4.59%	9.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,116,405	$3,164,888	$3,182,443	$3,245,013	$2,968,690	$3,260,438
Average net assets (in thousands)	$3,120,629	$3,060,512	$3,159,138	$3,064,632	$3,258,788	$3,477,994
Ratios to average net assets:[3]
Net investment income	4.06%	4.94%	5.36%	6.54%	7.19%	7.24%
Expenses excluding specific expenses listed below	0.78%	0.81%	0.75%	0.74%	0.74%	0.71%
Interest and fees from borrowings	0.16%	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.35%	0.08%	0.18%	0.17%	0.17%	0.25%
Total expenses	1.29%	1.04%	1.06%	1.00%	0.99%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.04%	1.06%	1.00%	0.99%	1.05%	[5]
Portfolio turnover rate	26%	34%	29%	20%	16%	16%

63 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

64 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.31	$7.24	$7.35	$6.83	$6.99	$6.85

Income (loss) from investment operations:
Net investment income[1]	0.13	0.31	0.33	0.41	0.46	0.44
Net realized and unrealized gain (loss)	(0.06)	0.09	(0.07)	0.53	(0.20)	0.14

Total from investment operations	0.07	0.40	0.26	0.94	0.26	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.33)	(0.37)	(0.42)	(0.42)	(0.44)
Net asset value, end of period	$7.24	$7.31	$7.24	$7.35	$6.83	$6.99

Total Return, at Net Asset Value[2]	1.04%	5.68%	3.74%	14.13%	3.68%	8.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,201,833	$1,231,057	$1,301,304	$1,375,239	$1,234,906	$1,311,700

Average net assets (in thousands)	$1,220,874	$1,231,693	$1,327,082	$1,289,508	$1,344,166	$1,337,849

Ratios to average net assets:[3]
Net investment income	3.41%	4.29%	4.66%	5.80%	6.43%	6.49%
Expenses excluding specific expenses listed below	1.43%	1.46%	1.47%	1.49%	1.50%	1.47%
Interest and fees from borrowings	0.16%	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.35%	0.08%	0.18%	0.17%	0.17%	0.25%

Total expenses	1.94%	1.69%	1.78%	1.75%	1.75%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.69%	1.78%	1.75%	1.75%	1.81%[5]

Portfolio turnover rate	26%	34%	29%	20%	16%	16%

65 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

66 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.33	$7.26	$7.37	$6.85	$7.00	$6.86

Income (loss) from investment operations:
Net investment income[1]	0.16	0.38	0.39	0.47	0.52	0.50
Net realized and unrealized gain (loss)	(0.04)	0.08	(0.06)	0.53	(0.18)	0.14

Total from investment operations	0.12	0.46	0.33	1.00	0.34	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.39)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$7.27	$7.33	$7.26	$7.37	$6.85	$7.00

Total Return, at Net Asset Value[2]	1.63%	6.61%	4.66%	15.10%	4.61%	9.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,813,367	$1,824,770	$1,334,351	$920,958	$692,717	$562,641

Average net assets (in thousands)	$1,774,428	$1,381,976	$1,061,569	$804,978	$700,339	$501,364

Ratios to average net assets:[3]
Net investment income	4.31%	5.19%	5.40%	6.68%	7.33%	7.36%
Expenses excluding specific expenses listed below	0.53%	0.56%	0.57%	0.59%	0.59%	0.56%
Interest and fees from borrowings	0.16%	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.35%	0.08%	0.18%	0.17%	0.17%	0.25%

Total expenses	1.04%	0.79%	0.88%	0.85%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.79%	0.88%	0.85%	0.84%	0.90%

Portfolio turnover rate	26%	34%	29%	20%	16%	16%

67 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

69 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

70 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2018, the did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2018 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2019	$35,463,515
No expiration	1,213,365,428

Total	$1,248,828,943

At period end, it is estimated that the capital loss carryforwards would be $35,463,515 expiring by 2019 and $1,362,934,162, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,645,265,835[1]

Gross unrealized appreciation	$294,773,045

Gross unrealized depreciation	(787,676,203)

Net unrealized depreciation	$(492,903,158)

1. The Federal tax cost of securities does not include cost of $893,899,999, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

71 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

72 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest

73 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$303,895,451	$—	$303,895,451
Alaska	—	18,777,918	107,500	18,885,418
Arizona	—	126,044,404	4,631,060	130,675,464
Arkansas	—	—	3,810,600	3,810,600
California	—	822,961,490	7,296,920	830,258,410

74 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Colorado	$—	$242,203,233	$8,311,950	$250,515,183
Connecticut	—	62,778,079	—	62,778,079
Delaware	—	1,079,485	—	1,079,485
District of Columbia	—	206,743,283	—	206,743,283
Florida	—	294,146,379	128,532,504	422,678,883
Georgia	—	118,075,022	—	118,075,022
Hawaii	—	24,261,436	—	24,261,436
Idaho	—	2,743,720	—	2,743,720
Illinois	—	415,716,601	12,652,332	428,368,933
Indiana	—	143,294,971	—	143,294,971
Iowa	—	12,991,483	58,000	13,049,483
Kansas	—	718,688	1,841,899	2,560,587
Kentucky	—	24,749,616	—	24,749,616
Louisiana	—	22,110,412	324,000	22,434,412
Maine	—	21,300,251	—	21,300,251
Maryland	—	64,115,641	—	64,115,641
Massachusetts	—	50,601,925	—	50,601,925
Michigan	—	158,303,432	—	158,303,432
Minnesota	—	51,268,281	—	51,268,281
Mississippi	—	19,578,280	—	19,578,280
Missouri	—	47,731,092	5,156,450	52,887,542
Montana	—	—	860,575	860,575
Nebraska	—	2,887,600	—	2,887,600
Nevada	—	36,826,804	—	36,826,804
New Hampshire	—	8,225,876	—	8,225,876
New Jersey	—	116,996,547	—	116,996,547
New Mexico	—	3,429,262	—	3,429,262
New York	—	827,917,302	—	827,917,302
North Carolina	—	24,800,738	—	24,800,738
Ohio	—	491,014,078	—	491,014,078
Oklahoma	—	19,645,208	—	19,645,208
Oregon	—	24,437,137	—	24,437,137
Pennsylvania	—	191,546,760	2,994,373	194,541,133
Rhode Island	—	18,386,300	—	18,386,300
South Carolina	—	58,843,557	11,082,506	69,926,063
Tennessee	—	29,373,071	—	29,373,071
Texas	—	597,768,866	8,582,858	606,351,724
Utah	—	28,043,393	—	28,043,393
Vermont	—	4,111,401	—	4,111,401
Virginia	—	22,495,214	4,405,678	26,900,892
Washington	—	108,619,029	—	108,619,029
West Virginia	—	34,883,329	—	34,883,329
Wisconsin	—	192,862,832	41,200	192,904,032
U.S. Possessions	—	738,255,922	—	738,255,922

75 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Corporate Bonds and Notes	$—	$—	$4,736,000	$4,736,000
Corporate Loans	—	—	2,782,000	2,782,000
Common Stocks	493,472	—	—	493,472

Total Assets	$493,472	$6,837,560,799	$208,208,405	$7,046,262,676

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Illinois	$(2,006,400)	$2,006,400

Total Assets	$(2,006,400)	$2,006,400

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$145,125	$—	$(37,625)	$—
Arizona	4,754,221	—	(43,161)	—
Arkansas	3,993,100	57,495	(2,813)	12,818
California	13,813,520	21,115	(3,641,600)	(277,079)
Colorado	8,032,350	—	279,600	—
Florida	148,705,486	(23,439,147)	31,890,907	(10,340)
Illinois	11,130,256	—	140,676	—
Indiana	11	(385,576)	402,124	883
Iowa	78,300	—	(20,300)	—
Kansas	1,905,874	6,883	55,737	17,420
Louisiana	336,000	—	(12,000)	—
Maryland	788,513	(1,624,320)	1,683,454	862

76 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of July 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table Continued
Municipal Bonds and Notes (Continued)
Missouri	$5,574,360	$—	$(318,603)	$—
Montana	771,550	—	109,729	27,303
Pennsylvania	2,921,340	—	—	—
South Carolina	11,868,631	45,170	(459,226)	8,931
Texas	6,437,258	—	2,145,600	—
Virginia	3,881,048	—	524,630	—
Wisconsin	41,200	—	—	—
Corporate Bonds and Notes	4,736,000	—	—	—
Corporate Loans	1,432,000	—	—	—

Total Assets	$231,346,143	$(25,318,380)	$32,697,129	$(219,202)

a. Included in net investment income.

			Transfers into Transfers out of		Value as of January 31,
	Purchases	Sales	Level 3	Level 3	2019

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$107,500
Arizona	—	(80,000)	—	—	4,631,060
Arkansas	—	(250,000)	—	—	3,810,600
California	—	(2,619,036)	—	—	7,296,920
Colorado	—	—	—	—	8,311,950
Florida	2,014,098	(30,628,500)	—	—	128,532,504
Illinois	—	(625,000)	2,006,400	—	12,652,332
Indiana	—	(17,442)	—	—	—
Iowa	—	—	—	—	58,000
Kansas	—	(144,015)	—	—	1,841,899
Louisiana	—	—	—	—	324,000
Maryland	—	(848,509)	—	—	—
Missouri	—	(99,307)	—	—	5,156,450
Montana	—	(48,007)	—	—	860,575
Pennsylvania	73,033	—	—	—	2,994,373
South Carolina	—	(381,000)	—	—	11,082,506
Texas	—	—	—	—	8,582,858
Virginia	—	—	—	—	4,405,678
Wisconsin	—	—	—	—	41,200
Corporate Bonds and
Notes	—	—	—	—	4,736,000
Corporate Loans	1,350,000	—	—	—	2,782,000

Total Assets	$3,437,131	$(35,740,816)	$2,006,400	$—	$208,208,405

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

77 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(37,625)
Arizona	(43,161)
Arkansas	(2,813)
California	(3,929,100)
Colorado	279,600
Florida	24,831,963
Illinois	140,676
Iowa	(20,300)
Kansas	55,737
Louisiana	(12,000)
Missouri	(318,603)
Montana	109,729
South Carolina	(459,226)
Texas	2,145,600
Virginia	524,630

Total Assets	$23,265,107

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of January 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$107,500	Pricing service	N/A	N/A	N/A (a)
Arizona	4,631,060	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,810,600	Pricing service	N/A	N/A	N/A (a)
California	7,296,920	Pricing service	N/A	N/A	N/A (a)
Colorado	8,311,950	Pricing service	N/A	N/A	N/A (a)
Florida	128,532,504	Pricing service	N/A	N/A	N/A (a)
Illinois	12,652,332	Pricing service	N/A	N/A	N/A (a)
Iowa	58,000	Pricing service	N/A	N/A	N/A (a)
Kansas	1,841,899	Pricing service	N/A	N/A	N/A (a)
Louisiana	324,000	Pricing service	N/A	N/A	N/A (a)
Missouri	5,156,450	Pricing service	N/A	N/A	N/A (a)
Montana	860,575	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	2,994,373	Pricing service	N/A	N/A	N/A (a)
South Carolina	11,082,506	Pricing service	N/A	N/A	N/A (a)
Texas	8,582,858	Pricing service	N/A	N/A	N/A (a)
Virginia	4,405,678	Pricing service	N/A	N/A	N/A (a)
Wisconsin	41,200	Pricing service	N/A	N/A	N/A (a)

78 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of January 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value (Continued)
		Discount to expected recovery	Discounted rate Expected recovery	N/A	20% (b)
Corporate Bond and Note	$4,736,000	proceeds	proceeds	N/A	100% of par
		Discount to	Discounted rate	N/A	20%
		Expected recovery	Expected recovery		$1.79
Corporate Loans	1,432,000	proceeds	proceeds	$1.79 Million	Million (c)
		Expected recovery	Expected recovery		100% of par
Corporate Loans	1,350,000	proceeds	proceeds	N/A	(d)

Total	$208,208,405

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds at a discount to the expected recovery value to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

(c) The Fund fair values certain corporate loans at a discount to the expected recovery proceeds to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

(d) The Fund fair values certain corporate loans at the expected recovery value when a pricing vendor is unable to provide coverage. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund

79 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby

80 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

81 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $202,740,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $1,340,367,705 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $896,885,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	13.960%	6/1/38	$2,903,240
2,385,000	Baltimore County, MD GO Tender Option Bond Series 2018-XF0682 Trust	10.292	3/1/40	2,857,182
4,530,000	Birmingham-Jefferson, AL Civic Center Authority Tender Option Bond Series 2018-XF2667 Trust	11.050	7/1/48	6,532,758
3,220,000	Birmingham-Jefferson, AL Civic Center Authority Tender Option Bond Series 2018-XF2668 Trust[3]	11.153	5/1/48	4,782,537

82 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,750,000	CA Health Facilities Financing Authority (PSJH/ PH&S/PH&SW/PHSSC/LCMAS/PSJHCtr/PSJMC/ PH&SO/PH&SWW/SHlthS/SE/PacMedC Obligated Group) Tender Option Bond Series 2016-XF0330 Trust	16.943%	7/1/39	$4,002,638
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust	13.719	7/1/39	4,107,387
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium for Regenerative Medicine) Tender Option Bond Series 2016-XF0335 Trust	8.160	5/15/40	5,448,050
6,875,000	Clark County, NV GO (Stadium Improvements) Tender Option Bond Series 2018-XF2580 Trust	11.428	5/1/48	10,640,850
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF0239 Trust	8.069	7/1/36	8,309,081
8,745,000	Denton, TX Independent School District Tender Option Bond Series 2018-XF0648 Trust	14.369	8/15/45	13,306,130
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	17.538	11/1/23	4,524,876
935,000	FL Dept. of Transportation (Acquisition & Bridge Construction) Tender Option Bond Series 2018- XF0680-1 Trust	10.271	7/1/37	1,176,754
1,010,000	FL Dept. of Transportation (Acquisition & Bridge Construction) Tender Option Bond Series 2018- XF0680-2 Trust	10.284	7/1/38	1,254,996
1,050,000	FL Dept. of Transportation (Acquisition & Bridge Construction) Tender Option Bond Series 2018- XF0680-3 Trust	10.295	7/1/39	1,277,735
1,090,000	FL Dept. of Transportation (Acquisition & Bridge Construction) Tender Option Bond Series 2018- XF0680-4 Trust	10.305	7/1/40	1,312,382
4,570,000	Fremont, CA Union High School District Tender Option Bond Series 2018-XF0647 Trust	10.412	8/1/43	4,992,542
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	11.020	6/15/29	7,623,834
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	11.810	6/15/37	3,640,086
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	11.580	6/15/29	714,088

83 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	11.930%	6/1/39	$3,002,621
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	6.585	4/1/53	5,735,200
8,135,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2018-XF2669 Trust	11.406	10/1/48	12,363,410
3,750,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2018-XF2669 Trust	11.410	10/1/43	5,788,163
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	12.770	4/1/44	5,119,800
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	12.330	4/1/44	4,445,587
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	12.330	4/1/44	2,813,690
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	12.330	4/1/44	2,557,900
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	12.330	4/1/44	2,250,952
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	12.330	4/1/44	1,278,950
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	12.770	11/1/39	3,463,781
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	12.330	11/1/39	1,380,938
3,140,000	Lancaster County, SC School District Tender Option Bond Series 2018-XF2528 Trust[3]	7.651	3/1/36	3,764,577
6,250,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bonds Series 2018-XF2724-2 Trust[3]	11.368	5/15/43	9,694,938
13,940,000	Los Angeles, CA Dept. of Airports Tender Option Bonds Series 2018-XF2724 Trust[3]	11.366	5/15/44	20,680,826
2,880,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	7.222	12/1/42	2,910,960
6,490,000	MD Stadium Authority (Construction & Revitalization Program) Tender Option Bond Series 2018-XF2581 Trust	11.424	5/1/47	9,694,632
5,000,000	MD Stadium Authority (Construction & Revitalization Program) Tender Option Bond Series 2018-XF2763 Trust	11.430	5/1/47	7,455,800
2,750,000	Miami-Dade County, FL Transit System Tender Option Bond Series 2018-XF2762 Trust	7.962	7/1/45	3,060,090

84 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$3,255,000	Mississippi State University Educational Building Tender Option Bond Series 2018-XF2674 Trust[3]	10.125%	8/1/43	$3,575,455
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	12.540	11/15/23	3,093,775
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	17.187	2/15/33	10,274,915
2,500,000	NY MTA (Green Bond) Tender Option Bond Series 2018-XF2675 Trust[3]	15.186	11/15/57	3,967,075
4,205,000	NYC TFA Tender Option Bonds Series 2018- XF0716 Trust	14.375	5/1/41	6,593,692
13,360,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2018 XF-0717Trust	14.379	8/1/41	20,499,183
3,750,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2018 XF-2529 Trust	10.684	8/1/41	4,250,475
3,250,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2018 XF-2764 Trust	14.747	8/1/42	5,119,108
18,750,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2019-XF2782 Trust[3]	11.458	5/1/42	28,447,500
6,250,000	NYC Transitional Finance Authority Tender Option Bonds Series 2018-XF0715 Trust	14.382	7/15/35	10,377,000
5,035,000	NYC Transitional Finance Authority Tender Option Bonds Series 2018-XF0717 Trust	14.382	8/1/45	7,600,735
7,930,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF0685 Trust	14.222	3/15/41	12,514,333
3,750,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF0685 Trust	14.222	3/15/40	5,943,113
3,320,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF0685 Trust	14.213	3/15/39	5,304,928
6,250,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF0685 Trust	14.222	3/15/37	10,222,563
3,750,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF0720 Trust	14.382	3/15/44	5,608,875
2,500,000	NYS DA (Sales Tax) Tender Option Bond Series 2018-XF2765 Trust	11.430	3/15/41	4,005,325
18,695,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	6.865	1/15/44	19,732,759
2,760,000	Port Authority NY/NJ, 200th Series Tender Option Bond Series 2017-XF2487 Trust	11.348	4/15/57	4,048,561
3,250,000	Port Authority NY/NJ, 205th Series Tender Option Bond Series 2017-XF2489 Trust	11.340	5/15/57	4,858,880
2,500,000	Port Authority NY/NJ, 206th Series Tender Option Bond Series 2017-XF2488 Trust	11.220	11/15/47	3,625,000
500,000	Port Authority NY/NJ, 206th Series Tender Option Bond Series 2018-XF0683-1 Trust	14.232	11/15/42	732,930
2,435,000	Port Authority NY/NJ, 206th Series Tender Option Bond Series 2018-XF0683-2 Trust	14.214	11/15/47	3,528,680
6,755,000	Riverside County, CA Transportation Commission Tender Option Bond Series 2017-XF2520 Trust	7.683	6/1/36	8,554,194

85 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$3,980,000	Santa Clara County, CA GO Tender Option Bond Series 2018-XF0646 Trust	10.415%	8/1/40	$4,376,368
560,000	Saugus, MA GO Tender Option Bond Series 2018- XF0681-1 Trust	10.305	3/1/39	663,645
625,000	Saugus, MA GO Tender Option Bond Series 2018- XF0681-2 Trust	10.305	3/1/40	721,363
670,000	Saugus, MA GO Tender Option Bond Series 2018- XF0681-3 Trust	10.274	3/1/41	766,661
690,000	Saugus, MA GO Tender Option Bond Series 2018- XF0681-4 Trust	10.274	3/1/42	783,074
3,500,000	South Miami, FL Health Facilities Authority (BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/ BOS/FHlth/BHlth/BethH Obligated Group) Tender Option Bond Series 2018-XF2530 Trust	7.737	8/15/36	3,944,115
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	6.540	12/1/33	7,081,763
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	12.620	12/1/29	393,206
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	13.050	12/1/38	3,144,240
3,415,000	TX Water Devel. Board Tender Option Bond Series 2018-XF2717 Trust	11.459	4/15/49	5,380,298
3,380,000	TX Water Devel. Board Tender Option Bond Series 2018-XF2717 Trust	11.455	10/15/53	5,274,862
5,000,000	TX Water Devel. Board Tender Option Bonds Series 2018-XF0714 Trust	14.352	4/15/49	7,873,050
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	6.360	11/1/28	9,105,865
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	14.772	10/1/36	4,625,180

				$443,482,705

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

86 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $896,885,000 or 12.53% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

87 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$53,122,350
Sold securities	29,551,590

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and

88 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,154,039,515
Market Value	$670,296,367
Market Value as % of Net Assets	10.93%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

89 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	43,078,158	$315,148,180	98,331,285	$699,504,436
Dividends and/or distributions reinvested	8,206,079	60,019,872	19,048,153	135,863,268
Redeemed	(54,189,876)	(396,412,297)	(124,100,367)	(882,087,890)
Net decrease	(2,905,639)	$(21,244,245)	(6,720,929)	$(46,720,186)

Class B
Sold	—	$—	15,892	$112,381
Dividends and/or distributions reinvested	—	—	44,586	317,880
Redeemed[1]	—	—	(2,148,003)	(15,345,368)
Net decrease	—	$—	(2,087,525)	$(14,915,107)

Class C
Sold	12,024,029	$87,585,064	24,981,691	$177,177,211
Dividends and/or distributions reinvested	2,901,939	21,130,554	7,003,230	49,723,326
Redeemed	(17,474,530)	(126,986,179)	(43,327,687)	(306,603,743)
Net decrease	(2,548,562)	$(18,270,561)	(11,342,766)	$(79,703,206)

Class Y
Sold	71,362,721	$520,864,796	144,887,702	$1,035,490,313
Dividends and/or distributions reinvested	5,046,835	36,890,985	9,090,124	64,858,937
Redeemed	(75,809,357)	(551,164,908)	(88,858,588)	(629,749,148)
Net increase	600,199	$6,590,873	65,119,238	$470,600,102

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,865,277,989	$1,796,248,546

90 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

91 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	28,426
Accumulated Liability as of January 31, 2019	207,379

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.15% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under

92 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2019	$253,892	$35,025	$38,673

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4

(Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other

93 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.6263% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.6263%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$92,400,000
Average Daily Interest Rate	2.355%
Fees Paid	$1,030,078
Interest Paid	$1,025,563

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in

94 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

At period end, the Fund had no reverse repurchase agreements.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$1,454,486

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder

95 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Acquisition (Continued)

meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

11. Subsequent Event

On February 4, 2019, the United States District Court for the District of Puerto Rico confirmed the Third Amended Title III Plan of Adjustment of Puerto Rico Sales Tax Financing Corporation (“COFINA”). As a result, during February 2019 the Fund received a combination of newly issued COFINA bonds and cash in exchange for legacy COFINA bonds. The resulting impact to the Fund’s net assets was less than 0.50%.

96 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

97 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers.

The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year and ten-year performance was below its category median although its three-year and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

98 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

99 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT, which will also be available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

100 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester High Yield Municipal Fund	9/25/18	79.5%	0.0%	20.5%
Oppenheimer Rochester High Yield Municipal Fund	10/23/18	66.2%	0.0%	33.8%
Oppenheimer Rochester High Yield Municipal Fund	1/22/19	62.2%	0.0%	37.8%

101 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers	Joel W. Motley, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Brian F. Wruble, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

102 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

103 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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111 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0795.001.0119 March 25, 2019

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019